SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NANOMETRICS INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

NANOMETRICS INCORPORATED

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF NANOMETRICS INCORPORATED:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Nanometrics Incorporated, a Delaware corporation, will be held on Thursday, May 26, 2011, at 9:00 a.m., local time, at our Corporate Headquarters located at 1550 Buckeye Drive, Milpitas, California 95035. At the annual meeting you will be asked to consider and vote upon the following:

1. A proposal to elect three Class I directors of Nanometrics, each to serve for a term of three years or until his respective successor has been duly elected and qualified.

2. A proposal to hold an advisory (non-binding) vote on the compensation paid to our executive officers, as disclosed pursuant to Item 402 of Regulation S-K.

3. A proposal to hold an advisory (non-binding) vote on the frequency of the advisory vote on executive compensation.

4. A proposal to approve our amended 2005 Equity Incentive Plan to increase the number of shares reserved for issuance under the 2005 Equity Incentive Plan by 2,000,000 shares.

5. A proposal to ratify the appointment of PricewaterhouseCoopers LLP as Nanometrics’ independent registered public accounting firm for the fiscal year ending December 31, 2011.

6. Such other business as may properly come before the annual meeting or any postponements or adjournments thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice of annual meeting of stockholders.

Only stockholders of record at the close of business on April 1, 2011 are entitled to notice of and to vote at the annual meeting and any postponements or adjournments thereof. The proxy statement and enclosed form of proxy are first being mailed to the stockholders of record on or about April 22, 2011.

All stockholders are cordially invited to attend the annual meeting in person. However, to ensure representation at the annual meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder of record attending the annual meeting may vote in person even if that stockholder previously returned a proxy card for the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Bruce C. Rhine Bruce C. Rhine
Chairman of the Board of Directors

Milpitas, California

April 12, 2011

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on May 26, 2011.

This Proxy Statement and the 2011 Annual Report are available at:

www.nanometrics.com/investor/proxy2011.pdf

NANOMETRICS INCORPORATED

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement is being provided to the stockholders of Nanometrics Incorporated as part of a solicitation of proxies by our Board of Directors for use at our 2011 annual meeting of stockholders. This proxy statement provides stockholders with information they need to know to be able to vote or instruct their vote to be cast at the annual meeting. This proxy statement and the enclosed form of proxy are first being mailed to stockholders of record on or about April 22, 2011.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 26, 2011: The proxy statement is available at www.nanometrics.com/investor/proxy2011.pdf.

Date, Time and Place

The annual meeting will be held on Thursday, May 26, 2011 at 9:00 a.m., local time, at our Corporate Headquarters located at 1550 Buckeye Drive, Milpitas, California 95035.

Purpose; Other Matters

The annual meeting is being held to consider and vote upon the following:

1. A proposal to elect three Class I directors of Nanometrics, each to serve for a term of three years or until his respective successor has been duly elected and qualified.

2. A proposal to hold an advisory (non-binding) vote on the compensation paid to our executive officers, as disclosed pursuant to Item 402 of Regulation S-K.

3. A proposal to hold an advisory (non-binding) vote on the frequency of the advisory vote on executive compensation.

4. A proposal to approve our amended 2005 Equity Incentive Plan to increase the number of shares reserved for issuance under the 2005 Equity Incentive Plan by 2,000,000 shares.

5. A proposal to ratify the appointment of PricewaterhouseCoopers LLP as Nanometrics’ independent registered public accounting firm for the fiscal year ending December 31, 2011.

6. Such other business as may properly come before the annual meeting or any postponements or adjournments thereof.

Stockholders will also be asked to consider and vote upon any other business that may properly come before the annual meeting or any adjournments or postponements of the annual meeting. We do not expect that any matter other than the proposals presented in this proxy statement will be brought before the annual meeting. However, if other matters incident to the conduct of the annual meeting are properly presented at the annual meeting or any adjournment or postponement of the annual meeting, the persons named as proxies will vote in accordance with their best judgment with respect to those matters.

If you vote “AGAINST” any of the proposals, the proxy holders will not be authorized to vote for any adjournments or postponements of the annual meeting, including for the purpose of soliciting additional proxies, unless you so indicate by marking the appropriate box on the proxy card for the annual meeting.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote:

•	“FOR” the election of the nominees named in this Proxy Statement, each to serve as a Class I director on our Board of Directors, with the directors who are nominees abstaining.

•	“FOR” the approval of the compensation paid to Nanometrics’ executive officers as disclosed in this Proxy Statement.

•	“1 YEAR” with respect to the advisory vote on the frequency of advisory votes on Nanometrics’ executive compensation.

•	“FOR” the proposal to approve our amended 2005 Equity Incentive Plan to increase the number of shares reserved for issuance under the 2005 Equity Incentive Plan by 2,000,000 shares.

•	“FOR” the proposal to ratify the appointment of PricewaterhouseCoopers LLP as Nanometrics’ independent registered public accounting firm for the fiscal year ending December 31, 2011.

Record Date; Outstanding Shares; Voting Rights

Only holders of record of common stock at the close of business on the record date for the annual meeting, April 1, 2011, are entitled to notice of and to vote at the annual meeting. As of the record date, there were 22,689,076 shares of common stock outstanding and entitled to vote at the annual meeting, held by approximately 249 holders of record. Each record holder of common stock on the record date is entitled to one vote for each share of common stock held as of the record date with respect to all proposals.

A list of stockholders will be available for review at the annual meeting and our executive offices during regular business hours for a period of ten days before the annual meeting.

Admission to the Annual Meeting

Only stockholders, their designated proxies and guests of Nanometrics may attend the annual meeting. If you plan to attend the annual meeting and wish to vote in person, you will be given a ballot at the annual meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the annual meeting, you must bring to the annual meeting a “legal proxy” from the record holder of your shares authorizing you to attend and vote at the annual meeting.

Quorum and Vote Required

A quorum of stockholders is necessary to hold a valid annual meeting of stockholders. In order to have a quorum for the transaction of business at the annual meeting, a majority of shares of common stock issued and outstanding and entitled to vote on the record date must be present in person or by proxy at the annual meeting. Shares that are voted “FOR,” “AGAINST,” “ABSTAIN” or “WITHHOLD AUTHORITY” on a matter are treated as being present at the annual meeting for purposes of establishing a quorum.

If your broker holds your shares in its name (also known as “street name”), the broker is permitted to vote your shares on “discretionary” matters, even if it does not receive voting instructions from you. Prior to 2010, the election of directors was considered a routine matter for which brokers were permitted to vote your shares. Beginning this year, brokers are no longer permitted to vote your shares for the election of directors. Therefore, we urge you to give voting instructions to your broker on all voting items. Shares that are not permitted to be voted by your broker are called “broker non-votes.” Broker non-votes are not considered votes for or against a proposal and therefore will have no direct impact on any proposal.

In addition, the vote required to approve each proposal is as follows:

Proposal 1

In the election of our Class I directors, the nominees receiving the highest number of “FOR” votes will be elected. Abstentions and proxies marked “WITHHOLD AUTHORITY” will have no effect on the election of directors.

Proposal 2

The affirmative vote (“FOR”) of holders of a majority of the shares present in person or by proxy at the annual meeting and entitled to vote at the annual meeting is required for the approval of the advisory resolution on Nanometrics’ executive compensation. If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” The results of this vote will not be binding on the Board of Directors.

Proposal 3

In the advisory vote on the frequency of future advisory votes on Nanometrics’ executive compensation, the frequency (“1 YEAR,” “2 YEARS,” “3 YEARS”) receiving the greatest number of votes will be considered the frequency recommended by the stockholders to the Board of Directors. If you “ABSTAIN,” the abstention will have no effect on this advisory vote since approval by a percentage of the shares present or outstanding is not required. The results of this vote will not be binding on the Board of Directors.

Proposal 4

The affirmative vote (“FOR”) of holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote at the annual meeting is required for the approval of our amended 2005 Equity Incentive Plan. If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

Proposal 5

The affirmative vote (“FOR”) of holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote at the annual meeting is required for the approval of the ratification of the appointment of PricewaterhouseCoopers LLP as Nanometrics’ independent registered public accounting firm for the fiscal year ending December 31, 2011. If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

Voting

General

Stockholders of record as of the record date may vote their shares by attending the annual meeting and voting their shares in person or by completing, signing and dating their respective proxy cards for the annual meeting and mailing them in the postage pre-paid envelope enclosed for that purpose. Stockholders holding shares of common stock in “street name,” which means that their shares are held of record by a broker, bank, or other nominee, may vote by mail by completing, signing and dating the voting instruction forms for the annual meeting provided by their respective brokers, banks, or other nominees and returning their respective voting instruction forms to the record holders of their shares of common stock. Even if you plan to attend the annual meeting, we recommend that you vote by proxy prior to the annual meeting. You can always change your vote as described below.

Voting by Proxy

All properly executed proxies that are received prior to the annual meeting and not revoked will be voted at the annual meeting according to the instructions indicated on the proxies. If your proxy does not specify how you wish us to vote your shares, your shares will be voted:

•	“FOR” the election of the nominees named in this Proxy Statement, each to serve as a Class I director on our Board of Directors;

•	“FOR” the approval of the compensation paid to Nanometrics’ executive officers as disclosed in this Proxy Statement;

•	“1 YEAR” with respect to the advisory vote on the frequency of advisory votes on Nanometrics’ executive compensation;

•	“FOR” the proposal to approve our amended 2005 Equity Incentive Plan to increase the number of shares reserved for issuance under the 2005 Equity Incentive Plan by 2,000,000 shares; and

•	“FOR” the proposal to ratify the appointment of PricewaterhouseCoopers LLP as Nanometrics’ independent registered public accounting firm for the fiscal year ending December 31, 2011.

You may receive more than one proxy card depending on how you hold your shares of common stock. Generally, you need to sign and return all of your proxy cards to vote all of your shares. For example, if you hold shares through someone else, such as a broker, you may get proxy material from that person.

Changing Your Vote

If you are the record holder of your shares of common stock, you can change your vote at any time before your proxy is voted at the annual meeting by:

•	delivering to our corporate secretary a signed notice of revocation;

•	granting the proxy holders a new, later dated proxy, which must be signed and delivered to our corporate secretary in advance of the vote at the annual meeting; or

•	attending the annual meeting and voting in person.

Your attendance alone, however, will not revoke your previously granted proxy. If you hold your shares in “street name” and you have provided voting instructions to your broker, bank or other nominee for the annual meeting, you must follow the instructions provided by your broker, bank or other nominee in order to change your vote or revoke your proxy for the annual meeting.

Proxy Solicitation

Nanometrics is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to mailing these proxy materials, proxies or votes may be solicited in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Assistance

If you need assistance in completing your proxy card or have questions regarding the annual meeting, please contact Investor Relations at (408) 545-6000 or write to Nanometrics Incorporated, at our executive offices located at 1550 Buckeye Drive, Milpitas, California 95035, Attn: Investor Relations.

“Householding” of Proxy Materials

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Nanometrics and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Upon written or oral request to our Investor Relations department, by mail at 1550 Buckeye Drive, Milpitas, California, 95035 or by telephone at (408) 545-6000, we will promptly deliver a copy of the proxy statement to a stockholder if that stockholder shares an address with another stockholder to which a single copy of the proxy statement was delivered. A stockholder may notify us as described above if the stockholder wishes to receive a separate copy of the proxy statement in the future or, alternatively, if the stockholder wishes to receive a single copy of the materials instead of multiple copies.

Stockholder Proposals

Stockholders are entitled to present proposals for action at the 2012 annual meeting of stockholders. For any proposal to be considered, whether or not for inclusion in our proxy statement and form of proxy for submission to the stockholders at the 2012 annual meeting of stockholders, the proposal must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to Nanometrics Incorporated, 1550 Buckeye Drive, Milpitas, California 95035, Attention: Office of the Secretary, which must be received by us no later than December 16, 2011.

In addition, the Company’s Bylaws include advance notice provisions that require stockholders desiring to bring other business before an annual stockholders meeting to do so in accordance with the terms of the advance notice provision. The Bylaws’ advance notice provisions do not apply if the stockholder only seeks to include such matters in the Proxy Statement pursuant to Rule 14a-8.

Nanometrics’ advance notice provisions require, among other things, that stockholders provide timely notice to the secretary of the Company regarding such business, and provide certain addition information to the Company as set forth in the Bylaws. For other business to be properly brought before the annual meeting of stockholders, the stockholder must give timely notice in writing to the secretary of Nanometrics. To be timely, a stockholders’ notice must be delivered to or mailed and received at Nanometrics Incorporated, 1550 Buckeye Drive, Milpitas, California 95035, Attention: Office of the Secretary, and must be received by us no later than January 26, 2012.

If we change the date of our annual meeting to a date more than 30 days from the date of our previous year’s annual meeting, then the deadline for receipt of stockholder proposals will be changed to a reasonable time before we begin to print and mail our proxy. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Material Proceedings

To the best of management’s knowledge, there are no material proceedings to which any director, officer or 5% stockholder is a party and (i) is adverse to Nanometrics or any of its subsidiaries or (ii) has a material interest adverse to Nanometrics or any of its subsidiaries.

PROPOSAL 1

ELECTION OF DIRECTORS

At the 2011 annual meeting of stockholders, unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, each of whom has been nominated by our Board of Directors and is presently a director of Nanometrics. The nominees were recommended by the Nominating and Corporate Governance Committee of the Board of Directors. If the nominees are unable or decline to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. We do not have any reason to believe that either of the nominees will be unable or will decline to serve as a director.

Our Board of Directors currently is comprised of seven (7) members, and is divided into three (3) classes, with staggered three-year terms. Howard A. Bain III, William G. Oldham, Ph.D., and Stephen J Smith, Ph.D. are our current Class I directors and their terms expire at this 2011 annual meeting of stockholders. J. Thomas Bentley and Timothy J. Stultz, Ph.D. are our current Class II directors, and their terms expire at our 2012 annual meeting of stockholders. Norman V. Coates and Bruce C. Rhine are our current Class III directors, and their terms expire at our 2013 annual meeting of stockholders.

Class I Nominees

Howard A. Bain III, William G. Oldham, Ph.D., and Stephen J. Smith, Ph.D. are the nominees for our Class I directors, with a term that expires at the 2014 annual meeting of stockholders.

Howard A. Bain III, 65, has served on our Board since April 2008. He is also a director of Learning Tree International, Inc., Cyberdefender, Inc. and Force 10 Networks, Inc., a private venture capital financed company. Since 2004, he has been an independent consultant in all aspects of corporate finance. He held Chief Financial Officer positions at several public companies including: Portal Software from 2001 to 2004, Vicinity Corporation in 2000, Informix from 1999 to 2000, and Symantec Corporation from 1991 to 1999. He was a consultant with Arthur Andersen LLP where he was a certified public accountant. Mr. Bain holds a B.S. in Business from California Polytechnic University. Mr. Bain’s significant financial expertise, including his experience as Chief Financial Officer at several public companies, as well as his experience in various technology companies in the areas of semiconductor devices and manufacturing equipment, laser-based large screen projection systems, and computer disk drives, is directly relevant to Nanometrics’ business and his responsibilities to the Board.

William G. Oldham, Ph.D., 73, has served as a director since June 2000 and as lead independent director from May 2007 through August 2008. Dr. Oldham, now Professor Emeritus, was a faculty member at the University of California at Berkeley from 1964 to 2003. He serves on the board of directors of Cymer, Inc., a supplier of light sources for deep ultraviolet photolithography systems. Dr. Oldham holds B.S., M.S. and Ph.D. degrees from the Carnegie Institute of Technology. Dr. Oldham’s qualifications to serve as director include his experience on public and private boards, including his consultation to numerous companies in the semiconductor industry, his scientific background, industrial and academic experience, including expertise in semiconductor processing and metrology.

Stephen J Smith, Ph.D., 64, has served as a director since April 2004. Dr. Smith has been a professor in the Department of Molecular and Cellular Physiology at the Stanford University School of Medicine since 1989. He served on the faculty of Yale University from 1980 until 1989. Dr. Smith holds a B.A. degree from Reed College and a Ph.D. from the University of Washington. Dr. Smith’s qualifications to serve as director include his scientific and academic backgrounds in the fields of optics, automated microscopy and digital image analysis. He has extensive industrial consulting experience in areas pertaining to the design and marketing of optical imaging and metrology tools for biotechnology. He teaches numerous courses in microscopy and digital imaging at Stanford and other international expert teaching venues.

Assuming the election of the Class I director nominees, following the 2011 stockholder meeting, the Board of Directors will be comprised of the following seven (7) members: Howard A. Bain III, William G. Oldham, Ph.D. and Stephen J Smith, Ph.D. will be the Class I directors, J. Thomas Bentley and Timothy J. Stultz, Ph.D. will be the Class II directors, and Norman V. Coates and Bruce C. Rhine will be the Class III directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE

“FOR” THE NOMINEES SET FORTH ABOVE.

Information Regarding Other Directors Continuing In Office

Set forth below is information regarding each of our continuing directors, including their ages as of April 15, 2011, the periods during which they have served as a director, and certain information as to principal occupations and directorships held by them in corporations whose shares are publicly registered.

Class II Directors whose terms expire in 2012

J. Thomas Bentley, 61, has served as a director since April 2004. Mr. Bentley served as a Managing Director at SVB Alliant (formerly Alliant Partners), a mergers and acquisitions firm, since he co-founded the firm in 1990 until October 2005. Mr. Bentley currently serves on the board of directors of Rambus, Inc., a chip interface technology company, and Cortina Systems, Inc., a supplier of intelligent communication solutions. Mr. Bentley holds a B.A. degree in Economics from Vanderbilt University and a Masters of Science in Management from the Massachusetts Institute of Technology. Mr. Bentley’s extensive knowledge of the capital markets, strategic planning and mergers and acquisitions from SVB Alliant provides expertise to our Board in matters regarding the Company’s capital requirements and strategic direction.

Timothy J. Stultz, Ph.D., 63, has served as President, Chief Executive Officer and a director since August 2007. From June 2003 to August 2007, Dr. Stultz served as the President and Chief Executive Officer of Imago Scientific Instruments Corporation, a supplier of proprietary 3-D atom probe microscopes to the research materials and microelectronics industries. Prior to Imago, Dr. Stultz served as President and Chief Executive Officer for ThauMDx, a developer of diagnostic systems and technologies for the analysis of biomolecules, drugs and chemicals. Dr. Stultz received his B.S., M.S. and Ph.D. in Materials Science and Engineering from Stanford University. In addition to his institutional knowledge as the executive leader of our Company, Dr. Stultz’s scientific background and significant senior executive management experience in high-tech industries, is important to the Board.

Class III Directors whose terms expire in 2013

Norman V. Coates, 61, has served as a director since August 2009. He previously served on the Nanometrics Board of Directors from 1985 to 2006. Mr. Coates is a successful entrepreneur and businessman and has managed Gem of the River Produce and Coates Vineyards for the past 35 years. In addition to his institutional knowledge from his prior long tenure as a director of the Company, Mr. Coates brings extensive management and entrepreneurial experience to the Board.

Bruce C. Rhine, 53, has served as our Chairman of the Board of Directors since July 2007 and as a director since July 2006. From July 2006 to February 2008, Mr. Rhine served as our Chief Strategy Officer. From March 2007 to August 2007, Mr.

Rhine served as our Chief Executive Officer. From 2000 to 2006, Mr. Rhine served as Chairman and Chief Executive Officer of Accent Optical Technologies, Inc. Mr. Rhine holds a B.S. degree in Chemical Engineering and an M.B.A. in Finance from The Pennsylvania State University. In addition to his experience from his prior senior management service to the Company, Mr. Rhine brings extensive industry knowledge and executive management experience to the Board. Mr. Rhine currently serves on the boards of NEXX Systems, Inc. Pivotal Systems Inc., Phoeson Technology Inc., Nor-Cal Products, Inc. and JAMA Software, Inc.

CORPORATE GOVERNANCE

Board of Directors Meetings and Committees

The full Board of Directors met a total of six times during the fiscal year ended January 1, 2011. During the fiscal year ended January 1, 2011, all directors attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of committees upon which they served. The standing committees of the Board of Directors include an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

The Board of Directors has determined that effective February 2011, all of its directors meet the independence requirements of the NASDAQ Global Market, with the exception of Timothy J. Stultz, Ph.D.

Directors are encouraged to attend the annual meeting of stockholders. All of the Directors attended the 2010 annual stockholder meeting.

Audit Committee

The Audit Committee of the Board of Directors reviews and monitors our financial reporting as well as our internal and external audits, including among other things, our internal audit and control functions, the results and scope of the annual audit and other services provided by our independent registered public accounting firm, and our compliance with legal matters that may have a significant impact on our financial reports. In addition, the Audit Committee has the responsibility to consider and recommend the engagement of, and to review fee arrangements with, our independent registered public accounting firm. The Audit Committee also monitors transactions between Nanometrics and our officers, directors and employees for any potential conflicts of interest and assists the Board of Directors in its risk oversight role.

During the 2010 fiscal year, the Audit Committee consisted of Howard A. Bain III (chairman), J. Thomas Bentley and William G. Oldham. Effective as of February 23, 2011, Bruce C. Rhine replaced William G. Oldham as a member of the Audit Committee. Our Board of Directors has determined that each member of our Audit Committee is “independent” within the meaning of the rules of the Securities and Exchange Commission and the Listing Rules of NASDAQ. Our Board of Directors also has determined that each member of the Audit Committee has the qualifications or previous experience to be able to read and understand financial statements. Further, the Board of Directors has determined that each of Mr. Bain, Chairman of the Audit Committee, and Mr. Bentley qualify as “audit committee financial expert(s),” as such term is used in the Securities and Exchange Commission rules. The Audit Committee met seven times during the fiscal year ended January 1, 2011.

The report of the Audit Committee is included on page 22 of this proxy statement. The Audit Committee has adopted a written charter, which is available on our website at www.nanometrics.com/investor/governance.html.

Compensation Committee

The Compensation Committee has overall responsibility for evaluating and approving our executive officer incentive compensation, benefit, severance, equity-based or other compensation plans, policies and programs. During the 2010 fiscal year, the Compensation Committee reviewed and made recommendations to the Board of Directors regarding our compensation policies and programs for the chief executive officer as well as established and had oversight with regard to the compensation of other executive officers of Nanometrics. The Committee also has the responsibility to recommend to the Board of Directors a compensation program for non-employee members of the Board of Directors. The Compensation Committee may form and delegate authority to subcommittees or, with respect to compensation for employees and consultants who are not named executive officers for purposes of Section 16 of the Exchange Act, to Nanometrics officers, in either instance, as the Compensation Committee determines appropriate from time to time.

The Compensation Committee is responsible for approving the grant of stock options to our employees under our 2000 Employee Stock Option Plan (which expired in April 2010), 2002 Non-statutory Stock Option Plan and 2005 Equity Incentive Plan. The Compensation Committee also assists the Board of Directors in assessing the risks, if any, associated with the Company’s overall compensation policies.

During the 2010 fiscal year, the Compensation Committee consisted of J. Thomas Bentley (chairman), William G. Oldham and Stephen J Smith, Ph.D. Effective as of February 23, 2011, Bruce C. Rhine replaced Stephen J. Smith, Ph.D. as a member of the Compensation Committee. Each member of our Compensation Committee is an “outside” director as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, and a “non-employee” director within the meaning of Rule 16b-3 of the Exchange Act. Our Board of Directors has determined that each of the directors serving on our Compensation Committee is “independent” within the meaning of the rules of the Securities and Exchange Commission and the Marketplace Rules of NASDAQ. The Compensation Committee met four times during the 2010 fiscal year.

During the 2010 fiscal year, the Compensation Committee’s charter provided that the Compensation Committee had oversight over the compensation of all named executive officers, with the exception of the Chief Executive Officer, whose compensation could be recommended by the Compensation Committee, but was subject to the approval of the full Board of Directors. Effective as of February 23, 2011, the Compensation Committee charter was revised to provide that the Compensation Committee has oversight over the compensation of all of the Company’s named executive officers, including, without limitation, the Chief Executive Officer. The current written charter of the Compensation Committee is available on our website at www.nanometrics.com/investor/governance.html.

The report of the Compensation Committee is included on page 21 of this proxy statement.

Nominating and Corporate Governance Committee

We also maintain a standing Nominating and Corporate Governance Committee that assists the Board of Directors in identifying and qualifying candidates to join the Board of Directors and addresses various governance issues. During the 2010 fiscal year, the Nominating and Corporate Governance Committee consisted of Stephen J. Smith, Ph.D. (chairman) and William G. Oldham. Effective as of February 23, 2011, William G. Oldham replaced Stephen J. Smith, Ph.D. as the chairman, and Norman V. Coates was appointed as a member of the Nominating and Corporate Governance Committee. Our Board of Directors has determined that each of the directors serving on our Nominating and Corporate Governance Committee is “independent” within the meaning of the rules of the Securities and Exchange Commission and the Listing Rules of NASDAQ. The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees. Its general policy is to assess the appropriate size of the Board of Directors and whether any vacancies are expected due to retirement or otherwise. In the event those vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider recommending various potential candidates to fill such vacancies. Candidates may come to the attention of the Nominating and Corporate Governance Committee through its current members, stockholders or other persons. Pursuant to the Nominating and Corporate Governance Committee charter, the Committee will consider properly submitted stockholder nominations for candidacy. Nominees may be submitted by stockholders in accordance with Nanometrics’ Bylaws as discussed under “Shareholder Proposals” above. Director candidates submitted by stockholders will be considered under the same criteria as candidates recommended by directors or others.

The Nominating and Corporate Governance Committee has no specific, minimum qualifications for director candidates. In general, however, persons considered for Board of Directors positions must have demonstrated leadership capabilities, be of sound mind and high moral character, have no personal or financial interest that would conflict or appear to conflict with the interests of Nanometrics and be willing and able to commit the necessary time for Board of Directors and committee service.

The Nominating and Corporate Governance Committee also recommends to our Board of Directors certain guidelines regarding corporate governance and standards regarding the independence of outside directors applicable to Nanometrics and reviews such guidelines and standards and the provisions of the Nominating and Corporate Governance Committee charter on a regular basis to confirm that such guidelines, standards and charter remain consistent with sound corporate governance practices and with any legal or regulatory requirements of NASDAQ and the Securities and Exchange Commission. The Nominating and Corporate Governance Committee also monitors our Board of Directors and our compliance with any commitments made to our regulators or otherwise regarding changes in corporate governance practices.

The Nominating and Corporate Governance Committee does not have a stated policy with regard to diversity of the Board, however, the Committee believes that Board members should represent a balance of diverse backgrounds and skills, including marketing, finance, manufacturing, engineering, science, and international experience.

The Nominating and Corporate Governance Committee met four times in the fiscal year ended January 1, 2011.

The Nominating and Corporate Governance Committee has adopted a written charter, which is available on our website at www.nanometrics.com/investor/governance.html.

Board Structure

Bruce C. Rhine serves as the Chairman of the Board and Timothy J. Stultz, Ph.D. serves as both the Chief Executive Officer and a director of the Company. We believe that having a separate Chairman and Chief Executive Officer is appropriate and best governance practice. From July 2006 to February 2008, Mr. Rhine served as our Chief Strategy Officer, and from March 2007 to August 2007 Mr. Rhine served as our Chief Executive Officer. Because of his previous high level executive roles with the Company, Mr. Rhine is intimately familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities, leading discussions of the Board of Directors and defining the Company’s strategic objectives. Mr. Rhine became an independent member of the board effective February, 2011 due to the passage of time subsequent to his previous management role with the Company. Dr. Stultz, as the Chief Executive Officer, is the individual selected by the Board of Directors to manage the Company on a day-to-day basis, and his prior experience and direct involvement in the Company’s operations allows him to provide valuable insights with respect to strategic planning and the operational requirements to meet the Company’s short- and long-term objectives. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry.

The Board’s Role in Risk Oversight

One of the Board’s primary responsibilities is reviewing the Company’s strategic plans and objectives, including the principal risk exposures of the Company. The Audit Committee assists the Board in oversight and monitoring of the legal and financial risks facing the Company, and management’s approach to addressing these risks and strategies for risk mitigation. The Audit Committee is also responsible for discussing guidelines and policies governing the process by which management and other persons responsible for risk management, assess and manage the Company’s exposure to risk, as well as the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, based on consultation with the Company’s management and independent auditors. The Board addresses, at least annually, the principal current and future risk exposures of the Company. The Board receives regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputation risks.

Code of Ethics

We have adopted a code of business conduct and ethics that applies to all executive officers and employees. We post our code of business conduct and ethics on our website at: www.nanometrics.com/investor/governance.html.

We intend to disclose any amendment to the provisions of the code of business conduct and ethics that apply specifically to executive officers by filing such information on a Current Report on Form 8-K with the Securities and Exchange Commission, to the extent such filing is required by Securities and Exchange Commission rules or NASDAQ listing requirements; otherwise, we will disclose such waiver by posting such information on our website.

Stockholder Communication Policy

We have established a formal process for stockholders to send communications to the Board of Directors or to individual directors. The names of all directors are available to stockholders in this proxy statement. Stockholder communications may be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to Nanometrics Incorporated, 1550 Buckeye Drive, Milpitas, California 95035, Attention: Office of the Secretary. If we receive any stockholder communication intended for the full Board of Directors or any individual director, we will forward the communication to the full Board of Directors or the individual director, unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal or similarly inappropriate, in which case we have the authority to discard the communications or take appropriate legal action regarding the communication.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT1

The following table sets forth beneficial ownership of Nanometrics common stock as of April 1, 2011, by each director, by each of the named executive officers, by all directors and executive officers as a group, and by all persons known to Nanometrics to be the beneficial owners of more than 5% of Nanometrics stock. Unless otherwise indicated, the address of each executive officer or director of Nanometrics is 1550 Buckeye Drive, Milpitas, CA 95035. As of the close of business on April 1, 2011, there were 22,689,076 shares of common stock outstanding.

	Amount and Nature Of Beneficial Ownership (1) Shares
Name Of Beneficial Owner – Principal Stockholders	Shares	Stock Options Exercisable Within 60 Days Of 4/1/11	Total Shares Beneficially Owned	Percent Of Class
Cortina Asset Management, LLC (2)	1,988,771	—	1,988,771	8.8%
Wellington Capital Management Company, LLP (3)	1,629,690	—	1,629,690	7.2%

	Amount and Nature of Beneficial Ownership (1) Shares
Name Of Beneficial Owner – Directors And Officers	Shares	Stock Options Exercisable Within 60 Days Of 4/1/11	Total Shares Beneficially Owned	Percent Of Class
Bruce C. Rhine	883,462	139,197	1,022,659	4.4%
Norman Coates (4)	1,535,346	5,040	1,540,386	6.6%
Howard A. Bain III (5)	11,052	16,371	27,423	*
J. Thomas Bentley	18,052	31,241	49,293	*
William G. Oldham, Ph.D.	7,830	21,241	29,071	*
Stephen J Smith, Ph.D.	8,052	31,241	39,293	*
Timothy J. Stultz, Ph.D.	57,987	248,333	306,320	1.3%
Bruce A. Crawford	40,565	124,974	165,539	*
James P. Moniz	14,237	9,511	23,748	*
All officers and directors as a group (9 persons)	2,576,583	627,149	3,203,732	13.74%

*	Less than 1%.
(1)	As determined in accordance with Rule 13d-3 under the Securities and Exchange Act of 1934.
(2)	According to a Schedule 13G filed with the SEC on February 1, 2011, Cortina Asset Management, LLP may be deemed to be the beneficial owner of 1,988,771 shares of common stock. The address of Cortina Asset Management, LLP is 330 Kilbourn Avenue, Suite 850, Milwaukee, WI 53202
(3)	According to a Schedule 13G filed with the SEC on February 14, 2011, Wellington Capital Management Company, LLP (“Wellington”) may be deemed to be the beneficial owner of 1,629,690 shares of common stock. The address of Wellington Capital Management Company, LLP is 280 Congress Street, Boston, MA 02210.
(4)	Includes (i) 1,532,460 shares held of record by the Vincent J. Coates Separate Property Trust, U/D/T of which Mr. Norman Coates and Ms. Stella Coates are co-trustees and (ii) 2,886 shares held of record by Mr. Norman Coates
(5)	Shares held of record by Mr. Bain and his spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish Nanometrics with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of such forms received by it or written representations from certain reporting persons, we believe that since the beginning of the fiscal year ended January 1, 2011, our executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements except for: (i) one Form 4 filing made by Norman V. Coates, our director, with respect to one transaction; (ii) two Form 4 filings made by Bruce A. Crawford, our Chief Operating Officer, with respect to thirteen transactions; and (iii) one Form 5 filing made by Bruce C. Rhine, our director, with respect to one transaction. In addition, on May 19, 2009, Norman V. Coates (who became a director on August 25, 2009) and Stella Coates became indirect beneficial owners of more than 10% of Nanometrics’ outstanding common stock held of record by the Vincent J. Coates Separate Property Trust (the “Coates Trust”) when they were appointed as co-trustees of the Coates Trust, and in connection with such appointment, Norman V. Coates did not timely file one Form 3 filing and two Form 4 filings with respect to two transactions, and Stella Coates did not timely file one Form 3 filing and twelve Form 4 filings with respect to thirteen transactions.

EXECUTIVE COMPENSATION

2010 Compensation Discussion and Analysis

Philosophy and Objectives

Nanometrics’ named executive officer compensation program is intended to enable us to attract, retain and motivate key executives and to align their compensation with our short-term and long-term performance. Nanometrics’ approach to total compensation is to create a comprehensive compensation package designed to reward individual performance based on our short-term and long-term performance and how this performance links to Nanometrics’ corporate strategy. The Compensation Committee’s philosophy is to design a compensation package that balances the need for executive alignment in terms of producing short-term and long-term enhanced stockholder value while maintaining retention and motivation through appropriate incentives using both internal equity and external market information relative to our industry and size. Nanometrics’ compensation philosophy is set by the Compensation Committee and is approved by the Board of Directors. The Compensation Committee acts on behalf of the Board of Directors and, by extension, on behalf of our stockholders, to establish, implement and continually monitor adherence with our compensation philosophy. The Compensation Committee ensures that the total compensation paid to our named executive officers is competitive and consistent with our compensation philosophy.

The Compensation Committee’s principal objectives are to: (a) develop, recommend and approve compensation packages that are aligned with our philosophy; (b) link executive compensation to the achievement of financial, management or other performance goals and; (c) support our culture and core values by promoting equity among the executive team and maintaining the competitiveness of our overall compensation when compared with external opportunities.

Philosophy and Objectives Applied

The Compensation Committee relies on an independent outside compensation consulting firm, Compensia, Inc. (“Compensia”), and our human resources department to provide information and recommendations to establish specific compensation packages for our named executive officers for the 2010 fiscal year ended January 1, 2011.

Our executive compensation packages for 2010 fiscal year included three primary components; base salaries, target bonus award opportunities and long-term incentive award values. Other elements included limited perquisites, other benefits (including retirement, health, and welfare benefits), and severance arrangements. The three primary components were considered individually and in the aggregate to assess their competitiveness and to determine how they will retain our executives and motivate them to create short-term and long-term enhanced stockholder value.

In our review of our named executive compensation for 2010 fiscal year, we considered publicly available market data for companies which tend to include similarly-sized semiconductor and semiconductor capital equipment companies for each executive in a like or similar role. Our peer group companies considered for 2010 fiscal year are listed below.

2010 Fiscal Year Peer Group Companies
Axcelis Technologies	Keithey Instruments Inc.
Cascade Microtech	LTX-Credence
Cohu, Inc.	Mattson Technology
Electro Scientific Industries	Rudolph Technology
FormFactor	Semitool
FSI International Inc.	Ultratech
Intevac	Zygo

The Companies above were selected because they operate in our same industry, are comparable to Nanometrics in terms of either revenue ($84M to $300M) and/or market capital size ($52M to $510M). We gathered data with respect to base salary, bonus targets and all equity awards, including stock options and restricted stock units. We generally do not gather data regarding deferred compensation or employee benefits such as 401(k) or health care coverage generally available to broad groups of employees. Compensia, our independent compensation consulting firm, is charged with gathering the market data and assisting in informing the Compensation Committee using their marketplace expertise and the market data gathered.

While the market data may identify a certain percentile of the market in which we operate, the Compensation Committee did not target any specific percentile with regard to base, bonus or long-term incentives but instead looks at each element as compared to the total targeted cash package and subjectively considered the various components with the desired results, internal equity and the information provided and then decided if a change was warranted or not. The Compensation Committee then consulted with our Chief Executive Officer with respect to the appropriate compensation for the executives who report to him, (i.e. Mr. Crawford, our Chief Operating Officer, and Mr. Moniz, our prior Chief Financial Officer, and their performance. The Chief Executive Officer reviewed the performance of the executives who report to him, using the elements described under “2010 Executive Compensation Components” below and made recommendations about the structure of the overall compensation program and individual compensation arrangements to the Compensation Committee. This framework provided a guide for the Compensation Committee’s deliberations and recommendations regarding proposals for salary increases, bonus awards and long-term equity incentive awards for each executive position. The Compensation Committee then came to a conclusion based on the framework outlined above to either approve, or in the case of the Chief Executive Officer, recommend to the Board of Directors an appropriate compensation package for each executive.

In addition, the Compensation Committee considered those factors that are controllable by management such as expenses and cash, revenue attainment to some extent as well as account penetration and long-term stockholder value delivery perspective.

2010 Executive Compensation Components

For the 2010 fiscal year ended January 1, 2011, the principal components of compensation for named executive officers, Messrs. Stultz, Crawford and Moniz were:

•	Base salary;

•	Bonus;

•	Stock option grants;

•	Restricted stock unit (RSU) grants; and

•	Retirement and other benefits.

Nanometrics has chosen these components because we believe that each supports achievement of one or more of our compensation objectives, and that together they have been and will continue to be effective in this regard. The use of each compensation component is based on a subjective determination by the Compensation Committee of the importance of each compensation objective in supporting our business and talent strategies. These components are common in their use for executives at companies within our peer group and therefore, we find these to be appropriate in our talent retention strategy. This determination varies for each executive officer depending on a number of factors, including but not limited to, scope of his or her responsibilities, leadership skills and values, individual performance and length of service with Nanometrics.

Base Salary

Base salaries serve as the foundation of Nanometrics’ compensation program. Other executive compensation elements, including annual short-term incentives and long-term incentives, are derived by weighing them against base salary. Nanometrics provides named executive officers with base salary to compensate them for services rendered during the fiscal year and are set at a level which the Compensation Committee believes will effectively attract and retain top talent. Base salaries for named executive officers are determined for each executive based on their position and responsibility as well as the contribution that they bring to the Company through performance. During its annual review of base salaries for executives, the Compensation Committee primarily considers:

•	the salaries of executive officers in similar positions at our peer group companies as discussed in the above section entitled “Philosophy and Objectives Applied;”

•

our financial performance over the past year based upon the ability to achieve Board-approved financial metrics including revenue targets, operating income targets, and other operating results metrics; and

•

the individual performance of the named executive officer’s duties and areas of responsibility on a subjective basis, that may include, among other things: span of control, ability to influence, manage and produce results that increase profitability to the Company’s stockholders; and ability to streamline and create efficiencies in the organization.

Salary levels are typically considered annually as part of our performance review process as well as upon a promotion or other change in job responsibility. Stock price performance has not been a factor in determining annual base salary compensation because the price of our common stock is subject to a variety of factors outside of our control. Salaries are reviewed and determined by the Compensation Committee after considering salary data supplied by Compensia, which uses peer comparison groups, as well as a subjective consideration of the compensation for our executives, on a Company-wide basis, based on their relative duties and responsibilities.

After careful review and discussion, in November 2009, the Compensation Committee recommended and the Board approved salary increases for Nanometrics’ named executive officers Dr. Stultz and Mr. Crawford, effective as of the 2010 fiscal year. Dr. Stultz received an increase in base salary from $377,000 in the 2009 fiscal year to $400,000 in the 2010 fiscal year. Mr. Crawford received an increase in base salary from $313,500 in the 2009 fiscal year to $330,000 for the 2010 fiscal year.

Bonus

The Compensation Committee views cash bonuses as part of its performance-based compensation program designed to align the recipient’s interests with our annual goals and objectives and our stockholders’ interests.

For the 2010 fiscal year, the Compensation Committee established an Executive Performance Bonus Plan whereby both Dr. Stultz and Mr. Crawford had a target bonus opportunity equal to 60% of their respective base salary, and Mr. Moniz had a target bonus opportunity equal to 50% of his base salary, which bonus would be triggered upon the Company’s achievement of 100% of its Annual Operating Plan, which Plan was approved by the Board of Directors. The total bonus opportunity is divided into the following three discrete components: (i) 40% of the bonus opportunity is based on the achievement of an Annual Operating Plan revenue target, (ii) 40% of the bonus opportunity is based on the achievement of an Annual Operating Plan non-GAAP operating income target, and (iii) 0% - 20% of the bonus opportunity is discretionary and determined by the Board. The maximum award that an executive is entitled to receive under the 2010 Executive Performance Bonus Plan is: (a) an amount equal to three times the target bonus with respect to the revenue and operating income components, and (b) with respect to the discretionary component, a fixed amount equal to 0% - 20% of the bonus opportunity. In addition, the 2010 Executive Performance Bonus Plan provided that no portion of the revenue component would be awarded if the Company’s actual annual revenue fell below 80% of the Annual Operating Plan revenue target, and that no portion of the operating income component would be awarded if the Company’s actual operating income fell below 60% of the Annual Operating Plan non-GAAP operating income target.

At the end of the 2010 fiscal year, the Company achieved actual revenue and operating income amounts that significantly exceeded the correlative amounts in the 2010 Annual Operating Plan, and a result, Dr. Stultz and Messrs. Crawford and Moniz were entitled to, and received, the maximum award under the 2010 Executive Performance Bonus Plan, in the amounts of $600,000, $515,000 and $360,000 respectively.

Stock Option Grants

The Compensation Committee believes that equity compensation plans are an essential tool to link the long-term interests of stockholders of the Company and the Company’s employees, particularly its executive officers, and serve to motivate executives to make decisions that will, in the long run, optimize returns to stockholders. Equity compensation plans also enable us to provide an opportunity for increased equity ownership by executives and maintain competitive levels of total compensation.

Stock option award levels for the 2010 fiscal year were determined based on an analysis of peer group data related to the size of equity awards, as described under our section “Philosophy and Objectives Applied” above. The Compensation Committee did not exclusively consider a specific target percentile, but instead considered proposed equity awards in the context of each executive’s cash and total compensation package. In addition, the Compensation Committee considered other subjective factors when determining each executive’s equity compensation, including such executive’s current stock ownership and resulting alignment with the interests of the Company’s stockholders; such executive’s position within the organization and the appropriate level of equity compensation for such position relative to others in the organization’s hierarchy; such executive’s historical and anticipated contributions to the Company’s financial, operational and general performance; and such executive’s performance within the organization.

After the considering the foregoing and other relevant factors, including peer group competitive data and the long-term incentives with respect to each named executive officer, in November 2010, the Compensation Committee recommended to the Board of Directors and the Board of Directors approved, the issuance of the following under the 2005 Equity Incentive Plan: (i) 120,000 stock options to Dr. Stultz, our Chief Executive Officer, and (ii) 65,000 stock options to Mr. Crawford, our Chief Operating Officer.

Restricted Stock Unit Grants

Similar to stock options, the Compensation Committee believes that restricted stock units (“RSUs”), which increase in value as the market price of our common stock increases, both align our executives to work toward the longer term goal of creating stockholder value and provide retention value. RSUs align the interests of our executives to the interests of our stockholders because an executive that holds RSUs is exposed to the same market risks to which our stockholders are exposed. RSU award levels for 2010 were determined based on an analysis of peer group data related to the size of equity awards as described under our section “Philosophy and Objectives Applied” above. The Compensation Committee did not exclusively consider a specific target percentile, but instead considered proposed RSU awards in the context of each executive’s cash and total compensation package. In addition, the Compensation Committee considered other subjective factors when determining each executive’s RSU award, including such executive’s current stock ownership and resulting alignment with the interests of the Company’s stockholders; such executive’s position within the organization and the appropriate level of equity compensation for such position relative to others in the organization’s hierarchy; such executive’s historical and anticipated contributions to the Company’s financial, operational and general performance; and such executive’s performance within the organization.

After the considering the foregoing and other relevant factors, including peer group competitive data, the Compensation Committee recommended to the Board, and the Board approved, that no RSUs be awarded to any of the Company’s named executive officers in the 2010 fiscal year. After careful analysis of the economic attributes of both stock options and RSUs and the current mix of stock options and RSUs held by our named executive officers, as compared to the equity ownership of named executive officers of entities in our peer group, the Compensation Committee determined that would be in the best interests of the Company and its stockholders, and consistent with the Company’s goal of creating long-term stockholder value, to forgo awarding RSUs in the 2010 fiscal year.

Retirement and Other Benefits

All employees in the United States, including the named executive officers, are eligible to participate in our 401(k) plan, medical, dental and vision insurance, employee stock purchase plan, as well as our life and disability insurance policy. Nanometrics’ 401(k) Plan and other generally available benefits programs allow us to remain competitive for employee talent, and we believe that the availability of these benefits programs generally enhances employee productivity and loyalty to Nanometrics. The main objectives of Nanometrics’ benefits programs are to give employees access to quality healthcare, financial protection from unforeseen events, assistance in achieving retirement financial goals, enhanced health and productivity, and support global workforce mobility, in full compliance with applicable legal requirements. These generally available benefits typically do not specifically factor into decisions regarding an individual named executive officer’s total compensation or equity award package.

Perquisites

Nanometrics provides certain executive officers with a limited number of perquisites that the Compensation Committee believes are reasonable and consistent with our overall compensation program and with other similar companies in our peer group. Although the Compensation Committee seeks the advice of the human resources department on general market competitiveness for these benefits, it does not use a formal benchmarking process.

Severance Benefits

The Compensation Committee considers maintaining a stable and effective management team to be essential to protecting and enhancing the best interests of Nanometrics and its stockholders. Accordingly, the Compensation Committee has taken steps to encourage the continued attention, dedication and continuity of members of our management to their assigned duties without the distraction that may arise from the potential termination of employment. Specifically, the Company has entered into agreements with its three named executive officers providing for severance payments and benefits upon a termination of employment without cause or constructively, and in connection with a “change in control” of Nanometrics, as described in greater detail below in the section headed “Employment Contracts and Termination of Employment and Change-in-Control Arrangements.”

In order to aid the Compensation Committee in determining such severance payments and benefits, the Compensation Committee analyzes data and suggestions from Compensia as well as the Company’s human resources department, which information includes benchmarking such amounts against the Company’s peer group. The peer group used in this analysis is the same peer group that we consider in connection with our analysis and determination of the total compensation packages for our executives (outlined above under “Philosophy and Objectives Applied”).

After considering industry practices and reviewing the policies and practices of the companies in our peer group, the Compensation Committee determined that the Company’s severance and benefits agreements were necessary and appropriate in substance and scope to provide competitive compensation to the types of individuals that the Company desires to attract, hire and retain. The Compensation Committee also believes that these agreements are consistent with our overall compensation philosophy. The Compensation Committee continues to periodically monitor industry practice in this area to ensure that these agreements remain consistent with industry practice and our overall compensation philosophy of targeting the competitive median while preserving our ability to attract and retain key executives.

Tax and Accounting Implications

As part of its role, the Compensation Committee reviews and considers both tax and accounting related implications as they apply and as they evolve.

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain executive officers, unless certain exemption requirements are met. Exemptions to this deductibility limit may be made for various forms of “performance-based” compensation. We believe that compensation paid under the management incentive plans is generally fully deductible for federal income tax purposes. However, in certain situations, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for the Company’s executive officers.

Section 4999 and Section 280G of the Internal Revenue Code provide that executives could be subject to additional taxes if they receive payments or benefits that exceed certain limits in connection with a change in control of Nanometrics and that Nanometrics could lose an income tax deduction for such payments. We have not provided any executive with a tax “gross up” or other reimbursement for tax amounts the executive might be required to pay under Section 4999 or Section 280G of the Internal Revenue Code.

Section 409A of the Internal Revenue Code imposes additional taxes and interest on underpayments in the event that an executive defers compensation under a compensation plan that does not meet the requirements of Section 409A. We believe that we are operating in good faith compliance with Section 409A and have structured our compensation and benefits programs and individual arrangements in a manner intended to comply with the requirements thereof.

2010 Summary Compensation Table

The following table sets forth the compensation for the past three fiscal years for (i) our Chief Executive Officer, (ii) our Chief Financial Officer, and (iii) each of our three most highly compensated executive officers (or such lesser number of executive officers as we may have) not serving as Chief Executive Officer or Chief Financial Officer; and (iv) up to an additional two individuals that would have been included under item (iii) but for the fact that the individuals were not serving as executive officers as of January 1, 2011, all of whom are collectively referred to as the “named executive officers.” Note that Mr. Kisling, our new Chief Financial Officer, does not appear on the below table and in the discussion herein of the compensation of named executive officers during the 2010 fiscal year, because Mr. Kisling commenced his employment with the Company after the end of the 2010 fiscal year and during the first quarter of 2011.

SUMMARY COMPENSATION TABLE

Fiscal Year 2010

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Award ($)(1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)

Dr. Timothy J. Stultz	2010	$395,473	—	—	$811,860	$600,000	$28,504	(2)	$1,835,837
President, Chief Executive Officer and Director	2009	$330,600	$25,000	$411,600	$369,655	—	$19,280		$1,156,135
	2008	$374,100	$150,000	—	$48,210	—	$95,511		$667,821

Bruce A. Crawford	2010	$324,986	—	—	$439,758	$515,000	$5,665	(3)	$1,285,409
Chief Operating Officer	2009	$289,385	—	$243,300	$230,087	—	$4,528		$767,300
	2008	$313,500	—	—	$24,105	—	$27,738		$365,343

James P. Moniz	2010	$291,923	—	—	—	$360,000	$4,595	(4)	$656,518
Chief Financial Officer	2009	$231,923	—	$153,480	$170,627	—	$4,400		$560,430
	2008	—	—	—	—	—	—		—

(1)	Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown are the aggregate fair value of stock options and restricted stock units granted for financial statement reporting purposes, as determined pursuant to ASC Topic 718, but excluding any effect of any estimated forfeitures. The assumptions used to calculate the value of option awards are set forth under Note 5 of the Notes to Consolidated Financial Statements included in Nanometrics’ Annual Report on Form 10-K for the fiscal year ended January 1, 2011 filed with the SEC on March 14, 2011.
(2)	Represents amounts received by Dr. Stultz for Auto Allowance of $14,400, Health Care reimbursement extended to officers and directors in the amount of $9,704 and 401(k) employer matching benefit of $4,400.
(3)	Amount is comprised of payments made to Mr. Crawford of $1,265 for health care reimbursement extended to officers and directors and $4,400 in 401(k) employer matching benefit.
(4)	Amount is comprised of payments made to Mr. Moniz of $195 for health care reimbursement and $4,400 in 401(k) employer matching benefit.

2010 Grants of Plan-Based Awards Table

The following table sets forth information with respect to grants of plan-based awards during the fiscal year ended January 1, 2011 to each of the named executive officers.

GRANTS OF PLAN BASED AWARDS TABLE

For Fiscal Year 2010

					All Other Stock Awards:	All Other Option Awards:	Exercise or Base Price Of Option Awards ($/sh)	Grant Date Fair Value Of Stock And Options Awards ($)(3)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Number Of Shares Of Stock Or Units (#)(1)	Number Of Securities Underlying Options (#)(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Timothy J. Stultz	2/23/2010	—	—	—	15,075	—	—	$149,997
	11/16/2010	—	—	—	—	120,000	$11.37	$811,860
	—	—	$240,000	$600,000	—	—	—	—
Bruce A. Crawford	2/23/2010	—	—	—	11,307	—	—	$112,505
	11/16/2010	—	—	—	—	65,000	$11.37	$439,758
	—	—	$198,000	$515,000	—	—	—
James P. Moniz	2/23.2010	—	—	—	7,538	—	—	$75,003
	—	—	$150,000	$360,000	—	—	—	—

(1)	FY2009 bonus settled in RSU’s granted in 2010.
(2)	All referenced stock options vest monthly from the date of grant over a four year period.
(3)	For stock options, amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown are the aggregate fair value of stock options granted for financial statement reporting purposes, as determined pursuant to ASC Topic 718, but excluding the effect of any estimated forfeitures. The assumptions used to calculate the value of the options are set forth under Note 5 of the Notes to the Consolidated Financial Statements included in Nanometrics’ Annual Report on Form 10-K for the fiscal year ended January 1, 2011 filed with the SEC on March 14, 2011.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

The Company’s 401(k) savings plan allows employees to contribute up to 100% of their annual compensation to the plan on a pre-tax or after tax basis, limited to a maximum annual amount as set periodically by the Internal Revenue Service. The plan provides a 20% match by the Company of all employee contributions.

In the 2010 fiscal year, all corporate officers and non-employee directors were eligible to participate in a Nanometrics self-funded Executive Reimbursement Plan (which plan was previously administered by Phillips Administrative Services, and is currently administered by Benefit and Risk Management Services), which plan is intended to supplement our basic health plan by reimbursing expenses that are not covered by our health plan. Dr. Stultz is entitled to a car allowance under such reimbursement plan. Attributed costs of the perquisites described above for the named executive officers for the fiscal year ended January 1, 2011, are included in the “Summary Compensation Table” on page 16. All such perquisites are taxable to the executive and included as a portion of such executive’s wages.

Outstanding Equity Awards at Fiscal Year 2010 Table

The following table sets forth the number of shares covered by both exercisable and un-exercisable stock options held by each of the named executive officers at the end of the 2010 fiscal year which ended January 1, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2010 TABLE

	Option Awards(3)				Stock Awards
	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units or Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)(2)
Name	Exercisable	Un-exercisable
Timothy J. Stultz (4)	2,500	117,500	$11.37	11/16/2017	13,333	$171,062
	18,055	31,945	$13.08	11/17/2016	—	—
	64,444	30,556	$0.98	11/19/2015	—	—
	190,000	—	$7.35	8/29/2017
Bruce A. Crawford (5)	1,354	63,646	$11.37	11/16/2017	6,666	$85,525
	9,027	15,973	$13.08	11/17/2016	—	—
	100,000	—	$8.89	6/8/2014	—	—
		4,820	$7.50	9/3/2016
	556	7,778	$1.17	2/25/2016	—	—
	3,098	—	$7.27	5/7/2013	—	—
		15,278	$0.98	11/19/2015
	2065	—	$7.27	12/12/2012	—	—
James P. Moniz (6)	5,416	9,584	$13.08	11/17/2016	4,000	$51,320
	2,811	38,890	$1.20	2/18/2016	—	—

(1)	Fair Market Value of Nanometrics Common Stock on December 31, 2010 was $12.83.
(2)	Unless otherwise indicated, RSU’s vest at a rate of 1/3rd per year over three years on each the first, second and third anniversary of such awards.
(3)

Unless otherwise indicated, options granted prior to November 19, 2008 vest at a rate of 1/3rd per year on each of the first, second and third anniversary of such grant and have a term of ten years. For those grants made after November 17, 2009, options vest one thirty-sixth (1/36th) and become exercisable in equal monthly installments starting on the monthly anniversary date of the grant with a term of seven years.

(4)

Dr. Stultz received a stock option award of 200,000 options on 8/29/2007 in connection with his hiring, vesting terms of said options is 1/3rd per year on each of the first, second and third anniversary of such grant and have a term of ten years. For options granted to Dr. Stultz on November 19, 2008, November 17, 2009 and November 16, 2010 options vest one thirty-sixth (1/36th) and become exercisable in equal monthly installments starting on the monthly anniversary date of the grant with a term of seven years.

(5)

Mr. Crawford has one option grant that was awarded 9/3/2009, whereby 16,425 options were cancelled and re-granted in connection with our stock option exchange. Terms of vesting on the new grant are 1/3rd immediately vested with the remainder vesting monthly on a pro-rata basis beginning on the 13th month following the grant date. For options granted to Mr. Crawford on November 19, 2008 and beyond, vesting is one thirty-sixth (1/36th) and becomes exercisable in equal monthly installments starting on the monthly anniversary date of the grant with a term of seven years.

(6)

Mr. Moniz received an award of 100,000 stock options in connection with his employment agreement. The vesting terms of that particular grant are 1/3rd vests on the anniversary date of the grant with the remainder vesting pro-rata on a monthly basis for a total of 36 months.

Option Exercises and Stock Vested Table

The following table shows all stock options exercised and value realized upon exercise, and all stock awards vested and value realized upon vesting, by the named executive officers during the fiscal year ended on January 1, 2011.

OPTION EXERCISES AND STOCK VESTED TABLE

For Fiscal Year 2010

	Option Awards		Stock Awards
Name	Number Of Shares Acquired On Exercise (#)	Value Realized On Exercise ($)	Number Of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)

Timothy J. Stultz (1)	15,000	$104,500	38,408	$452,591
Bruce A. Crawford (2)	88,988	$765,126	14,641	$150,312
James P. Moniz (3)	58,299	$717,299	9,538	$97,683

(1)	Represents stock option exercises on 12/1/2010 for 5,000 shares with an exercise price of $0.98 and a sale price of $11.84 for a value realized of $54,300 and on 12/2/2010 for 10,000 shares with an exercise price of $7.35 and a sale price of $12.37 for a value realized of $50,200. Dr. Stultz also realized value on the vesting of three RSU grants; vesting dates of 2/23/2010, 8/29/2010 and 11/17/2010 for which realized values were $149,996, $226,990, and $75,604, respectively.
(2)	Represents multiple stock option exercises as follows; 11/8/2010: 29,166 shares with an exercise price of $0.98 and a sale price of $12.64 for realized value of $340,076, 9,444 shares with an exercise price of $1.17 and a sale price of $12.64 for realized value of $108,323. 12/20/2010: 18,072 shares with an exercise price of $8.89 and a sale price of $12.98 for a value realized of $73,914, 4,167 shares with an exercise price of $0.98 and a sale price of $12.98 for a value realized of $50,004, 2,222 shares with an exercise price of $1.17 and a sale price of $12.98 for a value realized of $26,242, 459 shares with an exercise price of $7.50 and a sale price of $12.98 for a value realized of $2,515.32. 12/21/2010: 12,500 shares with an exercise price of $6.25 and a sale price of $13.40 for a value realized of $89,375, 2,754 shares with an exercise price of $7.50 and a sale price of $13.40 for a value realized of $16,249, 4,864 shares with an exercise price of $8.55 and a sale price of $13.40 for a value realized of $23,590, 3,722 shares exercised with an exercise price of $8.89 and a sale price of $13.40 for a value realized of $16,786. 12/27/2010: 1,389 shares with an exercise price of $0.98 and a sale price of $13.06 for a value realized of $16,779, 229 shares with an exercise price of $7.50 and a sale price of $13.06 for a value realized of $1,273. Mr. Crawford also realized values of $112,505 and $37,808 for RSU’s that vested on 2/23/2010 and 11/17/2010, respectively.
(3)	Represents stock option exercises on 12/1/2010 for 8,300 shares with an exercise price of $1.20 and a sale price of $11.84 for realized value of $88,312 and on 8/19/2010 for 49,999 shares with an exercise price of $1.20 and a sale price of $13.78 for a value realized of $628,987. Mr. Moniz also realized value on the vesting of RSU’s on 2/23/2010 and 11/17/2010 in the amounts of $75,003 and $22,680, respectively.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

In February 2010, Nanometrics entered into amended executive severance agreements with each of Dr. Stultz and Mr. Crawford, and an amended employment agreement with Mr. Moniz. As amended, the agreements each provide that, in the event of such officer’s termination without cause or resignation for good reason within twelve (12) months of a change of control, such officer shall receive (i) a payment equal to such officer’s then-current annual base salary, (ii) a payment equal to the most recent bonus actually received by such officer, (iii) subject to such officer’s satisfaction of certain eligibility requirements, reimbursement of COBRA premiums for a period of (1) year, and (iv) acceleration of all of such officer’s outstanding unvested shares; provided that the maximum amount that such officer is entitled to receive under (i) above (base salary severance) and (ii) above (bonus severance) shall not exceed two times such officer’s then-current base salary, calculated on a pre-tax basis.

In addition, under the terms of our 2005 Equity Incentive Plan, in the event of a merger or change in control in which outstanding stock options or restricted stock units held by the named executive officers are not assumed or substituted with stock options or restricted stock units of the surviving company, such awards will vest and become fully exercisable or payable.

The table below estimates amounts payable upon a separation as if the individuals were separated on January 1, 2011.

		Not In Connection With A Change Of Control	In Connection With A Change Of Control
Name	Benefit	Termination Without Cause /Good Reason($)	Termination Without Cause, For Good Reason Or Due To Disability or Death ($)
Timothy J. Stultz	Severance pay	$400,000	$400,000
	Equity vesting acceleration (1)	$704,741	$704,741
	Bonus	$600,000	$600,000
	Health care benefits continuation	$9,754	$9,754
	Total value:	$1,714,495	$1,714,495

Bruce A. Crawford	Severance pay	$313,500	$313,500
	Equity vesting acceleration (1)	$475,874	$475,874
	Bonus	$515,000	$515,000
	Health care benefits continuation	$14,785	$14,785
	Total value:	$1,319,159	$1,319,159

James P. Moniz	Severance pay	$300,000	$300,000
	Equity vesting acceleration (1)	$503,611	$503,611
	Bonus	$360,000	$360,000
	Health care benefits continuation	$14,785	$14,785
	Total value:	$1,178,396	$1,178,396

(1)	Represents the estimated potential incremental value of additional stock options and restricted stock units that would have vested for our named executive officers as of January 1, 2011 (the last business day of the 2010 fiscal year) under the acceleration scenarios described above. For stock options, the value is based on the difference between the aggregate exercise price of all accelerated options and the aggregate market value of the underlying shares as of January 1, 2011 calculated based on the closing market price of our stock on December 31, 2010, because the market was closed on January 1, 2011. Accelerated restricted stock unit award value is calculated by multiplying the number of accelerated shares by the closing market price of our stock on December 31, 2010 ($12.83).

Compensation of Directors

During the 2010 fiscal year, non-employee directors received an annual retainer fee of $30,000. In addition, the Chairman of the Board, Audit Committee Chairman, Compensation Committee Chairman and Nominating and Corporate Governance Committee Chairman received an incremental $15,000, $20,000, $15,000 and $10,000 annual retainer, respectively, for serving in such capacities. Committee members, other than the chairpersons, received an incremental $7,500 annual retainer for each Committee that they serve. All retainer fees are paid annually, as of the date of our annual stockholders meeting and in advance of the provision of services to which the retainer relates.

Existing non-employee directors are also eligible to participate in our 2005 Equity Incentive Plan whereby each such director received equity incentives, issued in equal portions of stock options and restricted stock units, valued at $62,500. We calculated the value of such equity incentives using the Black Scholes valuation methodology for stock options and the closing market price of our stock on the NASDAQ Global Market as of the date of our annual stockholders meeting. These awards vest on the first anniversary date of the grant.

Any new non-employee director will be eligible to receive equity incentives valued at $75,000 with equal portions of stock options and restricted stock units. The value of the stock options will be determined using the same methodology the Company uses to record the accounting expense. Vesting of said awards will be in three equal annual installments.

Should a recipient director cease serving as a member of the Company’s Board, a portion of the fees shall be refunded and equity awards shall be forfeited on a pro-rated basis.

2010 Director Compensation Table

The following table sets forth information regarding the compensation for each of our non-employee directors for the 2010 fiscal year ended January 1, 2011. The Company’s non-employee director compensation program is comprised of: (a) cash compensation, consisting of annual retainer fees, incremental amounts associated with chairing Board committees, incremental amounts for serving as a committee member and (b) equity compensation, consisting of stock option grants and restricted stock units. Each of these components is detailed below.

DIRECTOR COMPENSATION

For Fiscal Year 2010

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(9)	Option Awards ($)(1)	Option Awards (#)(1)	All Other Compensation ($)(2)	Total ($)
Bruce C. Rhine (3)	$69,288	$44,280	$59,718	9,578	—	$173,286
Howard A. Bain (4)	$80,177	$44,280	$59,718	9,578	—	$184,175
J. Thomas Bentley (5)	$84,469	$44,280	$59,718	9,578	—	$188,467
Norman Coates(6)	$48,171	$44,280	$43,824	7,078	—	$136,275
William G. Oldham, Ph.D. (7)	$88,375	$44,280	$59,718	9,578	—	$192,373
Stephen J Smith Ph.D. (8)	$78,542	$44,280	$59,718	9,578	$9,952	$202,070

(1)	Amounts shown do not reflect compensation actually received by the named director. Instead, the amounts shown are the aggregate fair value of stock options granted for financial statement reporting purposes in 2010, as determined pursuant to Accounting Standards Codification (“ASC”) Topic 718 – Stock Compensation, but excluding any effect of any estimated forfeitures. The assumptions used to calculate the value of option awards are set forth under Note 5 of the Notes to Consolidated Financial Statements included in Nanometrics’ Annual Report on Form 10-K for fiscal 2010 filed with the SEC on March 14, 2011. The fair value of stock options granted in 2010 as of the grant date was (a) $13,002 for a stock options granted to purchase 2,038 shares of common stock made on January 4, 2010, at a fair value of $6.38 per share (b) $15,894 for a stock option grant to purchase 2,500 shares of common stock made on January 5, 2010, at a fair value of $6.36 per share (c) $30,822 for a stock option grant to purchase 5,040 shares of common stock made on May 28, 2010, at a fair value of $6.12 per share.
(2)	Representing health care reimbursement benefit extended to directors and Section 16 officers.
(3)	At January 1, 2011, Mr. Rhine had 152,085 outstanding options to purchase shares of common stock.
(4)	At January 1, 2011, Mr. Bain had 42,463 outstanding options to purchase shares of common stock.
(5)	At January 1, 2011, Mr. Bentley had 45,629 outstanding options to purchase shares of common stock.
(6)	At January 1, 2011, Mr. Norman Coates had 24,464 outstanding options to purchase shares of common stock. Mr. Coates did not receive the grant dated January 5, 2010 in the amount of 2,500 options, as did other Directors. That particular grant for other Directors was issued for fourth quarter 2009 service on the Board and a full year of service was required to receive said award.
(7)	At January 1, 2011, Mr. Oldham had 45,629 outstanding options to purchase shares of common stock.
(8)	At January 1, 2011, Mr. Smith had 45,629 outstanding options to purchase shares of common stock.
(9)	Each of these Directors received two RSU awards in the amounts of 1,166 and 2,886 units on January 4, 2010 and May 28, 2010, respectively. These awards were made for their service on the Board for the periods of January 2010 to May of 2010 and then for the full year of service from our Annual Shareholder’s meeting from May 28, 2010 to this year’s meeting of May 26, 2011. The fair market value of a share of our common stock on the respective grant dates of these awards was $11.17 and $10.83, respectively.

Compensation Committee Report

The Compensation Committee of the Board of Directors of Nanometrics has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K for the fiscal year ended January 1, 2011 and this proxy statement.

Members of the Compensation Committee

J. Thomas Bentley, Chairman
William G. Oldham, Ph.D.
Stephen J. Smith, Ph.D.

Report of the Audit Committee of the Board of Directors

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Nanometrics. During the fiscal year ended January 1, 2011, the Audit Committee met seven times, and the Audit Committee chairman, as the representative of the Audit Committee, discussed the interim financial information contained in quarterly earnings announcements with the Company’s Chief Financial Officer and independent auditors prior to public release.

The Audit Committee reviewed with the registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statements on Auditing Standards (“SAS”) No. 61, as amended, “Communication with Audit Committees”). The Audit Committee also received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with its independent registered public accounting firm that firm’s independence.

Additionally, the Audit Committee reviewed and discussed the audited financial statements of Nanometrics as of and for the fiscal year ended January 1, 2011 with management and the independent auditors. Management has the responsibility for the preparation of our financial statements and the independent auditors have the responsibility for the audit of those statements.

Based on the foregoing review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that our audited financial statements as of and for the year ended January 1, 2011 be included in its Annual Report on Form 10-K for the fiscal year ended January 1, 2011 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Howard A. Bain III, Chairman
J. Thomas Bentley
William G. Oldham, Ph.D.

Audit Fees

The following table summarizes the aggregate fees that we paid or expect to pay our independent registered public accounting firms, PricewaterhouseCoopers LLP for the 2010 fiscal year and to BDO Seidman, LLP for 2009 fiscal year.

	Fiscal 2010	Fiscal 2009

Audit Fees (1)	$767,651	$612,264

Audit Related Fees (2) (3)	$37,890	64,809

Tax Fees	—	—

All other Fees(4)	1,800	—

Total	$807,341	$677,073

(1)	Fees to PricewaterhouseCoopers LLP in 2010 and to BDO Seidman, LLP in 2009 for audit services consist of:

•	Audit of our annual financial statements including management’s assessment of internal controls over financial reporting;

•	Reviews of our quarterly financial statements; and

•	Statutory and regulatory audits, consents and other services.

(2)	Fees includes $25, 0000 to BDO Seidman, LLP in year 2010 for concurring on our 2009 fiscal year financial statements, and $12,890 to PricewaterhouseCoopers LLP in 2010 for audit-related services for consultation concerning financial accounting and reporting standards.
(3)	Fees (to BDO Seidman, LLP) in the year 2009 for audit-related services for consultation concerning financial accounting and reporting standards.
(4)	Paid to PricewaterhouseCoopers LLP for accounting research and database tool.

In considering the nature of the services provided by the independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent registered public accountants and our management to determine that they are permitted under the rules and regulations concerning auditors’ independence promulgated by the Securities and Exchange Commission to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Changes in Registrant’s Certifying Accountant

On March 30, 2010, the Audit Committee dismissed BDO Seidman LLP (“BDO”) as the Company’s independent registered public accounting firm, effective on that date. BDO’s reports on the financial statements of the Company for the fiscal years ended January 2, 2010 and December 27, 2008, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and through the effective date of BDO’s dismissal, there were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in its reports on the Company’s financial statements for such fiscal years.

On March 30, 2010, the Audit Committee selected PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal years ending January 1, 2011 and December 31, 2011.

Audit Committee Pre-Approval Policy

Pursuant to our Audit Committee charter, our Audit Committee must pre-approve all audit and permissible non-audit services, and the related fees, provided to us by our independent registered public accounting firm, or subsequently approve permissible non-audit services in those circumstances where a subsequent approval is necessary and permissible under the Exchange Act or the rules of the Securities and Exchange Commission. Accordingly, the Audit Committee pre-approved all services and fees provided by PwC, during the year ended January 1, 2011 and has concluded that the provision of these services is compatible with the accountants’ independence.

Related Party Transaction Policy

Nanometrics has a written policy towards related party transactions that requires that the Audit Committee review any transaction or series of transactions in excess of $50,000 in any year between Nanometrics, on the one hand, and an officer, director or 5% or greater stockholder, on the other. Nanometrics’ Chief Financial Officer has the responsibility for bringing the facts concerning a proposed related party transaction to the Audit Committee. The policy permits approval only in the event of a finding that the transaction is on terms no less favorable than would have been obtained in an ordinary arms-length transaction with an independent third party.

PROPOSAL 2

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

We are requesting our stockholders to approve an advisory resolution on the Company’s executive compensation as reported in this proxy statement, and as required by recently adopted Section 14A(a)(1) of the Exchange Act. This vote is not intended to address any specific item of compensation, but the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

The Compensation Committee establishes, recommends and governs all of the compensation and benefits policies and actions for the Company’s executives (subject, in the case of the Chief Executive Officer, to the approval of the Board of Directors), whose compensation is reported in the Summary Compensation Table on page 16 above. Additional information regarding the Compensation Committee and its role is described above in the “Compensation Discussion and Analysis” section of this proxy statement and the related tables and narrative disclosure. Consistent with the Company’s compensation philosophy, our executive compensation program has been designed to provide competitive compensation packages that enable Nanometrics to attract and retain talented executives, motivate executive officers to achieve our short- and long-term business strategies and objectives, and align our executive compensation with stockholder value.

The Compensation Committee and our Board of Directors believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement has contributed to the Company’s recent and long-term success. In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at the annual meeting:

RESOLVED, that the stockholders of Nanometrics Incorporate (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2011 Annual Meeting of Stockholders.

This vote is advisory, commonly referred to as a “say-on-pay” vote and therefore non-binding on the Company, the Compensation Committee or our Board of Directors. Although this resolution is non-binding, the Compensation Committee and our Board of Directors value the opinions that stockholders express in their votes and in any additional dialogue, and will review and consider the outcome of the vote and those opinions when making future compensation decisions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADVISORY RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION.

PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Pursuant to recently adopted Section 14A of the Exchange Act, we are requesting stockholders to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal No. 2 above should occur every year, every two years or every three years.

After careful consideration, our Board of Directors has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for the Company at this time, and recommends that stockholders vote for future advisory votes on executive compensation to occur every year. While the Company’s executive compensation programs are designed to promote a long-term correlation between pay and performance, the Board of Directors recognizes that executive compensation disclosures are made annually. Given that the “say-on-pay” advisory vote provisions are new, holding an annual advisory vote on executive compensation provides the Company with more direct and immediate feedback on our compensation disclosures. However, stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders. We believe that an annual advisory vote on executive compensation is consistent with our philosophy on good corporate governance practices and our executive compensation philosophy, policies and practices.

This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board of Directors. Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Stockholders are not voting to approve or disapprove the Board of Directors’ recommendation. Although non-binding, our Board of Directors and the Compensation Committee will carefully review and consider the voting results. Notwithstanding the Board of Directors’ recommendation and the outcome of the stockholder vote, the Board of Directors may, in the future, decide to conduct advisory votes on a less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY YEAR.

PROPOSAL 4

APPROVE OUR AMENDED 2005 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES

RESERVED FOR ISSUANCE BY 2,000,000 SHARES

The Board of Directors is requesting that the stockholders approve our amended 2005 Equity Incentive Plan to increase by 2,000,000 shares (from 1,970,864 shares to a total of 3,970,864 shares) the number of shares of the Company’s common stock reserved for issuance under the 2005 Equity Incentive Plan.

The 2005 Equity Incentive Plan is an employee benefit program that enables qualified employees of the Company and its designated subsidiaries to purchase shares of the Company’s common stock through payroll deductions without incurring broker commissions. The purposes of the 2005 Equity Incentive Plan are to assist qualified employees of the Company and certain designated subsidiaries in acquiring a stock ownership interest in the Company and to encourage them to remain in the employ of the Company and its subsidiaries. The 2005 Equity Incentive Plan is intended to qualify for favorable federal income tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

We believe that the 2005 Equity Incentive Plan provides a valuable opportunity for employees to acquire an ownership interest in the Company and provides stockholder value by aligning employee and stockholder interests. We rely on equity incentives to attract and retain key employees, and we believe that such incentives are essential to our long-term growth and future success. The proposed share increase will ensure that a sufficient reserve of common stock remains available under the 2005 Equity Incentive Plan to allow us to continue to provide equity incentives to our key employees on a competitive level.

The 2005 Equity Incentive Plan, as amended, is attached to this proxy statement as Appendix 1 and is incorporated herein by reference. The following description of the 2005 Equity Incentive Plan, as amended, is a summary of certain important provisions and does not purport to be a complete description of the 2005 Equity Incentive Plan. Please see Appendix 1 for more detailed information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPANY’S AMENDED 2005 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE BY 2,000,000 SHARES.

Description of the 2005 Equity Incentive Plan

A total of 1,200,000 shares of common stock were initially reserved for issuance under the 2005 Equity Incentive Plan, plus an annual increase to be added on the first day of the Company’s fiscal year for three years (beginning in 2006 and ending after the 2008 increase), equal to the least of (i) 3% of the Company’s outstanding common stock on that date or (ii) an amount determined by the board of directors. As a result of these increases and the amendment to add an additional 2,000,000 shares for which we are seeking shareholder approval, a total of 3,970,864 shares of common stock would be authorized and 254,667 shares of common stock were available for issuance under the 2005 Equity Incentive Plan at the fiscal year end.

Background and Purpose of the 2005 Equity Incentive Plan

The 2005 Equity Incentive Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and performance shares (each individually, an “Award”). The 2005 Equity Incentive Plan is intended to attract and retain the best available personnel for positions of substantial responsibility, including (1) employees of the Company and any parent or subsidiary, (2) consultants who provide services to the Company and any parent or subsidiary, and (3) directors of the

Company. The 2005 Equity Incentive Plan also is designed to provide additional incentive to these services providers, to promote the success of the Company’s business and to permit the payment of compensation that qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code.

Administration of the 2005 Equity Incentive Plan

A committee (the “Committee”) of the Board of Directors administers the 2005 Equity Incentive Plan. The Committee generally will be the compensation/stock option committee, which will consist of two or more directors who qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, and as “outside directors” under Section 162(m) (so that the Company is entitled to a federal tax deduction for certain compensation paid under the 2005 Equity Incentive Plan). Notwithstanding the foregoing, the Board of Directors may itself administer the 2005 Equity Incentive Plan or one or more committees may be appointed to administer the 2005 Equity Incentive Plan with respect to different groups of service providers. The Board of Directors, the compensation committee or other committee administering the 2005 Equity Incentive Plan is referred to herein as the “Administrator.”

Subject to the terms of the 2005 Equity Incentive Plan, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the 2005 Equity Incentive Plan and outstanding Awards. The Administrator may not, however, reprice Awards or exchange Awards for other Awards, cash or a combination thereof, without the approval of the stockholders.

If an Award is cancelled, expires, or is forfeited or repurchased by the Company for any reason without having been fully exercised or vested, the unvested, cancelled, forfeited or repurchased number of shares of Company common stock (“Shares”) generally will be returned to the available pool of Shares reserved for issuance under the 2005 Equity Incentive Plan. Any Shares subject to options or stock appreciation rights generally will be counted against the available pool as one Share for every Share subject to the option or stock appreciation rights. Any Shares of restricted stock or Shares subject to performance shares or restricted stock units with a per share or unit purchase price lower than 100% of fair market value on the date of grant generally will be counted against the available pool as two Shares for every one Share subject thereto. Shares actually issued under the 2005 Equity Incentive Plan or withheld to pay the exercise price of an Award or to satisfy tax withholding obligations with respect to an Award will not be returned to the 2005 Equity Incentive Plan and will not be available for future issuance under the 2005 Equity Incentive Plan. Also, if the Company experiences any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, a proportional adjustment will be made to the number of Shares available for issuance under the 2005 Equity Incentive Plan, the number and price of Shares subject to outstanding Awards and the per-person limits on Awards, as appropriate to reflect the stock dividend or other change, should the Administrator determine that such an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2005 Equity Incentive Plan.

Eligibility to Receive Awards

The Administrator selects the employees, consultants, and directors who will be granted Awards under the 2005 Equity Incentive Plan. The actual number of individuals who will receive Awards cannot be determined in advance because the Administrator has the discretion to select the participants. As of April 1, 2011, the Company has 473 employees, one consultant and seven directors who could be selected to receive Awards.

Stock Options

A stock option is the right to acquire Shares at a fixed exercise price for a fixed period of time. Under the 2005 Equity Incentive Plan, the Administrator may grant nonstatutory stock options and/or incentive stock options (which entitle employees, but not the Company, to more favorable tax treatment). The Administrator will determine the number of Shares covered by each option, but during any fiscal year of the Company, no participant may be granted options and stock appreciation rights together covering more than 500,000 Shares.

The exercise price of the Shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value (on the date of grant) of the Shares covered by the option. In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries. The aggregate fair market value of the Shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000.

Options issued under the 2005 Equity Incentive Plan become exercisable at the times and on the terms established by the Administrator. The Administrator also establishes the time at which options expire, but the expiration of an incentive stock option may not be later than ten years after the grant date (such term to be limited to 5 years in the case of an incentive stock option granted to a participant who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of parent or subsidiary of the Company).

The exercise price of each option must be paid in full at the time of exercise. The exercise price may be paid in any form as determined by the Administrator, including, but not limited to, cash, check, surrender of Shares that have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is being exercised, consideration received pursuant to a cashless exercise program, promissory note, through a reduction in the amount of Company liability to the participant, or other legal methods of consideration.

If a participant’s service relationship with us terminates for any reason (excluding death or disability), then the participant may exercise the option within a period of time as determined by the Administrator and specified in the Award agreement to the extent that the Award is vested on the date of termination (but in no event later than the expiration of the term of such Award). In the absence of a specified time set forth in the Award agreement, the option will remain exercisable for three months following the termination of the participant’s service relationship. If a participant’s service relationship terminates due to the participant’s disability or death, the participant (or his or her estate or beneficiary) may exercise the option within a period of time as determined by the Administrator and specified in the Award agreement to the extent the Award was vested on the date of termination of the service relationship (but in no event later than the expiration of the term of such Award). In the absence of a specified time in the Award agreement, the option will remain exercisable for the twelve months following the termination of the participant’s service due to disability or death.

Stock Appreciation Rights

Stock appreciation rights are Awards that grant the participant the right to receive an amount equal to (1) the number of Shares exercised, times (2) the amount by which the Company’s stock price exceeds the exercise price. The Administrator sets the exercise price. An individual will be able to profit from a stock appreciation right only if the fair market value of the stock increases above the exercise price. The Company’s obligation arising upon the exercise of a stock appreciation right may be paid in Shares or in cash, or any combination thereof, as the Administrator may determine.

Awards of stock appreciation rights may be granted in connection with all or any part of an option or may be granted independently of options. No participant may be granted stock appreciation rights and options together covering more than 500,000 shares in any fiscal year of the Company.

The Administrator determines the terms of stock appreciation rights. A stock appreciation right will be exercisable, in whole or in part, at such time as the Administrator will specify in the Award agreement, but will expire no later than ten (10) years after the date of grant.

If a participant’s service relationship with us terminates for any reason (excluding death or disability), then the participant may exercise the stock appreciation right within a period of time as determined by the Administrator and specified in the Award agreement to the extent that the Award is vested on the date of termination (but in no event later than the expiration of the term of such Award). In the absence of a specified time set forth in the Award agreement, the stock appreciation right will remain exercisable for three months following the termination of the participant’s service relationship. If a participant’s service relationship terminates due to the participant’s disability or death, the participant (or his or her estate or beneficiary) may exercise the stock appreciation right within a period of time as determined by the Administrator and specified in the Award agreement to the extent the Award was vested on the date of termination of the service relationship (but in no event later than the expiration of the term of such Award). In the absence of a specified time in the Award agreement, the stock appreciation right will remain exercisable for the twelve months following the termination of the participant’s service due to disability or death.

Restricted Stock

Awards of restricted stock are Shares that vest in accordance with the terms and conditions established by the Administrator. The Administrator may set vesting criteria based upon the achievement of Company-wide, departmental, business unit or individual goals, which may include continued employment or service, applicable federal or state securities or any other basis determined by the Committee. If the Administrator desires that the Award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals (see “Performance Goals” below for more information). The Administrator will determine the number of Shares of restricted stock granted to any employee, consultant or director, but during any fiscal year of the Company, no participant may be granted more than 250,000 Shares in the aggregate of restricted stock, performance shares or restricted stock units.

Unless the Administrator determines otherwise, Shares of restricted stock will be held by the Company as escrow agent until any restrictions on the Shares have lapsed. The Administrator may accelerate the time at which any restriction may lapse or be removed. On the date set forth in the Award agreement, all unvested restricted stock will be forfeited to the Company.

Restricted Stock Units

Awards of restricted stock units are Shares that vest in accordance with terms and conditions established by the Administrator. The Administrator determines the number of restricted stock units granted to any employee, consultant or director, but during any fiscal year of the Company, no participant may be granted more than 250,000 Shares in the aggregate subject to restricted stock units, performance shares or restricted stock.

In determining whether an Award of restricted stock units should be made, and/or the vesting schedule for any such Award, the Administrator may impose whatever conditions to vesting it determines to be appropriate. The number of restricted stock units paid out to the participant will vary depending on the extent to which the vesting criteria are met. The Administrator may set vesting criteria based upon the achievement of Company-wide, departmental, business unit or individual goals, which may include continued employment or service, applicable federal or state securities or any other basis determined by the Committee. Notwithstanding the foregoing, if the Administrator desires that the Award qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, any restrictions will be based on a specified list of performance goals (see “Performance Goals” below for more information).

Upon satisfying the applicable vesting criteria, the participant shall be entitled to the payout specified in the Award agreement. Notwithstanding the foregoing, at any time after the grant of restricted stock units, the Administrator may reduce or waive any vesting criteria that must be met to receive a payout. The Administrator, in its sole discretion, may pay earned restricted stock units in cash, Shares, or a combination thereof. Shares represented by restricted stock units that are fully paid in cash will again be available for grant under the Plan. On the date set forth in the Award agreement, all unearned restricted stock units will be forfeited to the Company.

Performance Shares

Performance shares are Awards that will result in a payment to a participant only if performance objectives established by the Administrator are achieved or the Awards otherwise vest. The Administrator may set vesting criteria based upon the achievement of Company-wide, departmental, business unit or individual goals, which may include continued employment or service, applicable federal or state securities laws or any other basis determined by the Committee. Notwithstanding the foregoing, if the Administrator desires that the Award qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, any restrictions will be based on a specified list of performance goals (see “Performance Goals” below for more information).

Performance shares have an initial value equal to the fair market value of a share on the date of grant. Performance shares may be granted to employees, consultants or directors at any time as shall be determined by the Administrator in its sole discretion. Subject to the terms of the 2005 Equity Incentive Plan, the Administrator will have complete discretion to determine the number of shares subject to a performance share award and the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service based component, upon which is conditioned on the grant or vesting of performance shares. Subject to the terms of the Plan, the Administrator will determine the number of performance shares granted to a service provider and, during any fiscal year of the Company, no participant may be granted more than 250,000 Shares in the aggregate subject to performance shares, restricted stock units, or restricted stock.

On the date set forth in the Award agreement, all unearned or unvested performance shares will be forfeited to the Company.

Performance Goals

Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to our Chief Executive Officer and to each of our other four most highly compensated executive officers may not be deductible to the extent it exceeds $,000,000. However, we are able to preserve the deductibility of compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the 2005 Equity Incentive Plan, setting limits on the number of awards that any individual may receive and for awards other than options, establishing performance criteria that must be met before the award actually will vest or be paid.

We have designed the Plan so that it permits us to pay compensation that qualifies as performance-based under Section 162(m) of the Internal Revenue Code. Thus, the Administrator (in its discretion) may make performance goals applicable to a participant with respect to an award. At the Administrator’s discretion, one or more of the following performance goals may apply (all of which are defined in the Plan): annual revenue, cash position, earnings per share, individual performance objectives, marketing and sales expenses as a percentage of sales, net income as a percentage of sales, net income, operating cash flow, operating income, return on assets, return on equity, return on sales, and total stockholder return. The Performance Goals may differ from participant to participant and from Award to Award.

Any criteria used may be measured, as applicable (1) in absolute terms, (2) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (3) on a per-share basis, (4) against the performance of the Company as a whole or a business unit of the Company, and/or (5) on a pre-tax or after-tax basis. The Administrator also will adjust any evaluation of performance under a performance goal to exclude (i) any extraordinary non-recurring items, or (ii) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results.

Merger or Change in Control

In the event of a merger or “change in control” of the Company, the successor corporation will either assume or provide a substitute award for each outstanding Award. In the event the successor corporation refuses to assume or provide a substitute award, the Award will immediately vest and become exercisable as to all of the Shares subject to such Award, or, if applicable, the Award will be deemed fully earned and will be paid out prior to the merger or change in control. In addition, if an option, stock appreciation right or right to purchase restricted stock has become fully vested and exercisable in lieu of assumption or substitution, the Committee will provide at least 15 days’ notice that the option, stock appreciation right or right to purchase restricted stock will immediately vest and become exercisable as to all of the Shares subject to such Award and all outstanding options, stock appreciation rights and rights to purchase restricted stock will terminate upon the expiration of such notice period.

Awards to be Granted to Certain Individuals and Groups

The number of Awards (if any) that an employee, consultant, or director may receive under the 2005 Equity Incentive Plan is in the discretion of the Administrator and therefore cannot be determined in advance.

Limited Transferability of Awards

Awards granted under the 2005 Equity Incentive Plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution and may be exercised during the lifetime of the participant, only by the participant. Notwithstanding the foregoing, the Administrator may permit an individual to transfer an Award. Any transfer shall be made in accordance with procedures established by the Administrator.

Amendment and Termination of the Plan

The Board generally may amend, alter, suspend or terminate the 2005 Equity Incentive Plan at any time and for any reason. However, no amendment, alteration, suspension, or termination may impair the rights of any participant in the 2005 Equity Incentive Plan without his or her consent. Amendments will be contingent on stockholder approval if required by applicable law. Unless terminated earlier by the Board, the 2005 Equity Incentive Plan will continue in effect until ten (10) years following its 2005 adoption by the Board.

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the 2005 Equity Incentive Plan. Tax consequences for any particular individual may be different.

Nonstatutory Stock Options. No taxable income is recognized when a nonqualified stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Shares on the exercise date over the exercise price. Any additional gain or loss recognized upon later disposition of the Shares is capital gain or loss.

Incentive Stock Options. No taxable income is recognized when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options). If the participant exercises the option and then later sells or otherwise disposes of the Shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the Shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the Shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain or loss will be capital gain or loss.

Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any Shares received. Any additional gain or loss recognized upon any later disposition of the Shares would be capital gain or loss.

Restricted Stock, Restricted Stock Units and Performance Shares. A participant will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she generally will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the Shares or cash received minus any amount paid for the Shares.

Section 280G and Parachute Payments. Acceleration of vesting or payment of Awards under the 2005 Equity Incentive Plan in the event of a change of control may cause part or all of the amount involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code. Such treatment may subject the participant to a 20% excise tax and preclude deduction of such amounts by the Company.

Section 409A and Deferred Compensation. Under Section 409A of the Internal Revenue Code, certain Awards granted under the 2005 Equity Incentive Plan may be treated as nonqualified deferred compensation. Section 409A of the Internal Revenue Code imposes on persons with nonqualified deferred compensation that does not meet the requirements of Section 409A of the Code (i) taxation immediately upon vesting of the nonqualified deferred compensation and earnings thereon (regardless of whether the compensation is then paid); (ii) interest at the underpayment rate plus 1%; and (iii) an additional 20% tax.

Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an Award under the 2005 Equity Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). As discussed above, special rules limit the deductibility of compensation paid to our Chief Executive Officer and to certain other named executive officers.

However, the 2005 Equity Incentive Plan has been designed to permit the Administrator to grant Awards that qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, thereby permitting the Company to receive a federal income tax deduction in connection with such Awards.

Also as discussed above, certain amounts paid in connection with a change of control could be treated as an “excess parachute payment” and preclude the Company from taking a tax deduction for such amounts.

Plan Benefits

All Awards under the 2005 Equity Incentive Plan are made at the discretion of the Administrator. Therefore, the benefits and amounts that will be received or allocated under the 2005 Equity Incentive Plan are not determinable at this time. However, please refer to the description of grants made to our named executive officers in the last fiscal year described in the “2010 Grants of Plan-Based Awards” table. Grants made to our non-employee directors in the last fiscal year are described in “Director Compensation For Fiscal Year 2010.” Also refer to “Compensation of Directors” for information regarding grants to directors.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit the consolidated financial statements of Nanometrics for the fiscal year ending December 31, 2011.

Approval by the stockholders of the selection of the independent registered public accounting firm is not required, but the Audit Committee believes it is desirable as a matter of good corporate governance to submit this matter to the stockholders. If holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote at the annual meeting do not ratify the appointment of PricewaterhouseCoopers LLP as Nanometrics’ independent registered public accounting firm for the fiscal year ending December 31, 2011, the Audit Committee will consider whether it should select another independent registered public accounting firm. Representatives of PricewaterhouseCoopers LLP are expected to attend the annual meeting and will have an opportunity to make a statement and respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP, AS NANOMETRICS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Bruce C. Rhine
Bruce C. Rhine
Chairman of the Board of Directors

Milpitas, California

April 12, 2011

APPENDIX 1

NANOMETRICS INCORPORATED

2005 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Service Providers, and

•	to promote the success of the Company’s business.

Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Shares and Restricted Stock Units, as determined by the Administrator at the time of grant.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Annual Revenue” means the Company’s or a business unit’s net sales for the Fiscal Year, determined in accordance with generally accepted accounting principles.

(c) “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are, or will be, granted under the Plan.

(d) “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Stock Appreciation Rights, Performance Shares or Restricted Stock Units.

(e) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Awarded Stock” means the Common Stock subject to an Award.

(g) “Board” means the Board of Directors of the Company.

(h) “Cash Position” means the Company’s level of cash and cash equivalents.

(i) “Change in Control” means the occurrence of any of the following events, in one or a series of related transactions:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company, a subsidiary of the Company or a Company employee benefit plan, including any trustee of such plan acting as trustee, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(ii) the consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the sale or disposition by the Company of all or substantially all the Company’s assets; or

(iv) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are Directors as of the date this Plan is approved by the Board, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors and whose election or nomination was not in connection with any transaction described in (i) or (ii) above or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Committee” means a committee of Directors or officers appointed by the Board in accordance with Section 4 of the Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Nanometrics Incorporated, a Delaware corporation.

(n) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services.

(o) “Continuous Status as a Service Provider” means the absence of any interruption or termination of the employment or service relationship with the Company or any Subsidiary. Continuous Status as a Service Provider shall not be considered interrupted in the case of (i) medical leave, military leave, family leave, or any other leave of absence approved by the Administrator, provided, in each case, that such leave does not result in termination of the employment and service relationship with the Company or any Subsidiary, as the case may be, under the terms of the respective Company policy for such leave; however, vesting may be tolled while a Service Provider is on an approved leave of absence under the terms of the respective Company policy for such leave; or (ii) in the case of transfers between locations of the Company or between the Company, its Parent or any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

(p) “Director” means a member of the Board.

(q) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(r) “Dividend Equivalent” means a credit, payable in cash, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

(s) “Earnings Per Share” means as to any Performance Period, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

(t) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Chairman nor as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion.

(w) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system, on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(x) “Fiscal Year” means a fiscal year of the Company.

(y) “Individual Performance Objective” means as to a Participant, the objective and measurable goals set by a “management by objectives” process and approved by the Committee (in its discretion).

(z) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder and is expressly designated by the Administrator at the time of grant as an incentive stock option.

(aa) “Marketing and Sales Expenses as a Percentage of Sales” means as to any Performance Period, the Company’s or a business unit’s marketing and sales expenses stated as a percentage of sales, determined in accordance with generally accepted accounting principles.

(bb) “Net Income as a Percentage of Sales” means as to any Performance Period, the Company’s or a business unit’s Net Income stated as a percentage of sales, determined in accordance with generally accepted accounting principles.

(cc) “Net Income” means as to any Performance Period, the income after taxes of the Company or a business unit determined in accordance with generally accepted accounting principles, provided that prior to the beginning of the Performance Period, the Committee shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants.

(dd) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(ee) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(ff) “Operating Cash Flow” means the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

(gg) “Operating Income” means the Company’s or a business unit’s income from operations determined in accordance with generally accepted accounting principles.

(hh) “Outside Director” means a Director who is not an Employee.

(ii) “Option” means a stock option granted pursuant to the Plan.

(jj) “Participant” means the holder of an outstanding Award granted under the Plan.

(kk) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ll) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue, (b) Cash Position, (c) Earnings Per Share, (d) Individual Performance Objectives, (e) Marketing and Sales Expenses as a Percentage of Sales, (f) Net Income as a Percentage of Sales, (g) Net Income, (h) Operating Cash Flow, (i) Operating Income, (j) Return on Assets, (k) Return on Equity, (l) Return on Sales, and (m) Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. The Committee shall appropriately adjust any evaluation of performance under a Performance Goal to exclude (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial conditions and results of operations appearing in the Company’s annual report to shareholders for the applicable year, or (ii) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Company as a whole or of a business unit of the Company, and/or (v) to the extent not otherwise specified by the definition of the Performance Goal, on a pre-tax or after-tax basis.

(mm) “Performance Period” means the time period of any Fiscal Year or such longer period as determined by the Committee in its sole discretion during which the performance objectives must be met.

(nn) “Performance Share” means a performance share Award granted to a Participant pursuant to Section 14.

(oo) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time (including the continuation of employment or service), the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(pp) “Plan” means this 2005 Equity Incentive Plan.

(qq) “Restricted Stock” means shares of Common Stock granted pursuant to Section 12 of the Plan, as evidenced by an Award Agreement.

(rr) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 13. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ss) “Return on Assets” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

(tt) “Return on Equity” means the percentage equal to the Company’s Net Income divided by average shareholder’s equity, determined in accordance with generally accepted accounting principles.

(uu) “Return on Sales” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue, determined in accordance with generally accepted accounting principles.

(vv) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ww) “Section 16(b)” means Section 16(b) of the Exchange Act.

(xx) “Service Provider” means an Employee, Director or Consultant.

(yy) “Share” means a share of the Common Stock, as adjusted in accordance with Section 17 of the Plan.

(zz) “Stock Appreciation Right” or “SAR” means a stock appreciation right granted pursuant to Section 10 below.

(aaa) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(bbb) “Total Shareholder Return” means the total return (change in share price plus reinvestment of any dividends) of a share of the Company’s common stock.

3. Stock Subject to the Plan. Subject to the provisions of Section 17 of the Plan, the maximum aggregate number of Shares which may issued under the Plan is 3,970,864 Shares, plus an annual increase to be added on the first day of the Company’s Fiscal Year for three years beginning in 2006 and ending after the 2008 annual increase equal to the least of (i) 3% of the outstanding Shares on such date or (ii) an amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

Any Shares subject to Options or SARs shall be counted against the numerical limits of this Section 3 as one Share for every Share subject thereto. Any Shares of Restricted Stock or Shares subject to Performance Shares or Restricted Stock Units with a per share or unit purchase price lower than 100% of Fair Market Value on the date of grant shall be counted against the numerical limits of this Section 3 as two Shares for every one Share subject thereto. To the extent that a Share that was subject to an Award that counted as two Shares against the Plan reserve pursuant to the preceding sentence is recycled back into the Plan under the next paragraph of this Section 3, the Plan shall be credited with two Shares.

If an Award expires or becomes unexercisable without having been exercised in full or is surrendered pursuant to an Exchange Program, or, with respect to Options, Restricted Stock, Performance Shares or Restricted Stock Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, Shares actually issued pursuant to an SAR as well as the Shares withheld to pay the exercise price shall cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if Shares of Restricted Stock, Performance Shares or Restricted Stock Units are repurchased by the Company at their original purchase price or are forfeited to the Company, such Shares shall become available for future grant under the Plan. Shares used to pay the exercise price of an Option or the purchase price of Restricted Stock shall not become available for future grant or sale under the Plan. Shares used to satisfy tax withholding obligations shall not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not reduce the number of Shares available for issuance under the Plan. Any payout of Dividend Equivalents, because they are payable only in cash, shall not reduce the number of Shares available for issuance under the Plan. Conversely, any forfeiture of Dividend Equivalents shall not increase the number of Shares available for issuance under the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. The Board or different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan shall be administered by (a) the Board or (b) a Committee, which committee shall be constituted to satisfy Applicable Laws. Notwithstanding the foregoing, to the extent consistent with Applicable Laws, the Board or the Committee may authorize one or more officers of the Company to grant Awards to non-executive officers of the Company and act as the Administrator with respect to such Awards.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of shares of Common Stock or equivalent units to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the date of grant, the time or times when Awards may be exercised (or are earned) (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to institute an Exchange Program; however, the Administrator may not institute an Exchange Program without shareholder approval.

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under foreign tax laws;

(ix) to modify or amend each Award (subject to Section 19(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options and SARs longer than is otherwise provided for in the Plan;

(x) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise of an Option, SAR or right to purchase Restricted Stock or upon vesting or payout of another Award, that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xi) to determine whether Awards will be adjusted for Dividend Equivalents;

(xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Awards may be granted to Service Providers; provided, however, that Incentive Stock Options may be granted only to Employees.

6. No Employment Rights. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s relationship as an Employee or other Service Provider with the Company or its Subsidiaries, nor shall they interfere in any way with the Participant’s right or the Company’s or Subsidiary’s right, as the case may be, to terminate such relationship at any time, with or without cause.

7. Code Section 162(m) Provisions.

(a) Option and SAR Annual Share Limit. No Participant shall be granted, in any Fiscal Year, Options and Stock Appreciation Rights to purchase more than 500,000 Shares; provided, however, that such limit shall be 250,000 Shares in the Participant’s first Fiscal Year of Company service.

(b) Restricted Stock, Performance Share and Restricted Stock Unit Annual Limit. No Participant shall be granted, in any Fiscal Year, more than 250,000 Shares in the aggregate of the following: (i) Restricted Stock, (ii) Performance Shares, or (iii) Restricted Stock Units; provided, however, that such limit shall be 125,000 Shares in the Participant’s first Fiscal Year of Company service.

(c) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock, Performance Shares or Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock, Performance Shares or Restricted Stock Units to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock, Performance Shares or Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(d) Changes in Capitalization. The numerical limitations in Sections 7(a) and (b) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 17(a).

(e) If an Award is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 17 of the Plan), the cancelled Award will be counted against the limits set forth in subsections (a) and (b) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

8. Term of Plan. Subject to Section 19 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 19 of the Plan.

9. Stock Options.

(a) Type of Option. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, not withstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 9(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) Term. The term of each Option shall be stated in the Award Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

(2) In the case of all other Options, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Subject to Applicable Laws, such consideration may consist entirely of:

(1) cash;

(2) check;

(3) promissory note;

(4) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised and which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);

(5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(6) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement;

(7) any combination of the foregoing methods of payment;

(8) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(9) any combination of the foregoing methods of payment.

10. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of SARs granted to any Service Provider, subject to the limits set forth in Section 7.

(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan.

(d) Exercise of SARs. SARs will be exercisable on such terms and conditions as the Administrator, in its sole discretion, will determine.

(e) SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(f) Expiration of SARs. An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that no SAR will have a term of more than ten (10) years from the date of grant.

(g) Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the SAR is exercised.

(h) Form of Payment. The Company’s obligation arising upon the exercise of a SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of a SAR shall be valued at their Fair Market Value as of the date of exercise.

11. Exercise of Option or SAR.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option or SAR granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option or SAR shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the terms of the Option or SAR) from the person entitled to exercise the Option or SAR, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option or SAR shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company shall issue or cause to be issued (and which issuance may be in electronic entry form) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 17 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of a SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

(b) Termination of Continuous Status as a Service Provider. Upon termination of a Participant’s Continuous Status as a Service Provider (other than termination by reason of the Participant’s death or Disability), the Participant may exercise his or her Option or SAR within such period of time as is specified in the Award Agreement to the extent that the Award is vested on the date of termination (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Participant’s termination. If the Option or SAR is not so exercised within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option or SAR, the Shares covered by the unvested portion of the Option or SAR will revert to the Plan on the date one (1) month following the Participant’s termination. Notwithstanding the foregoing, in no event shall an Option or SAR be exercisable after the expiration of the term of the Award as provided in the Award Agreement.

(c) Disability of Participant. If a Participant terminates his or her Continuous Status as a Service Provider as a result of his or her Disability, the Participant may exercise his or her Option or SAR within such period of time as is specified in the Award Agreement to the extent the Option or SAR is vested on the date of termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option or SAR shall remain exercisable for twelve (12) months following the Participant’s termination. If, after termination, the Participant does not exercise his or her Option or SAR within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option or SAR, the Shares covered by the unvested portion of the Option or SAR will revert to the Plan on the date one (1) month following the Participant’s termination. Notwithstanding the foregoing, in no event shall an Option or SAR be exercisable after the expiration of the term of the Award as provided in the Award Agreement.

(d) Death of Participant. If a Participant dies while a Service Provider, the Option or SAR may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement (but in no event may the option be exercised later than the expiration of the term of such Option or SAR as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option or SAR is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option or SAR shall remain exercisable for twelve (12) months following Participant’s death. If the Option or SAR is not so exercised within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option or SAR, the Shares covered by the unvested portion of the Option or SAR will revert to the Plan on the date one (1) month following the Participant’s termination. Notwithstanding the foregoing, in no event shall an Option or SAR be exercisable after the expiration of the term of the Award as provided in the Award Agreement.

12. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan (including the limits set forth in Section 7), the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c) Transferability. Unless determined otherwise by the Administrator, Shares of Restricted Stock may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(i) General Restrictions. The Administrator may set restrictions based upon the achievement of Company-wide, departmental, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(ii) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(e) Removal of Restrictions. Except as otherwise provided in this Section 12, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

13. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units (subject to the limitations set forth in Section 7) and the form of payout, which, subject to Section 13(d), may be left to the discretion of the Administrator.

(b) Vesting Criteria and Other Terms. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.

(i) General Restrictions. The Administrator may set vesting criteria based upon the achievement of Company-wide, departmental, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(ii) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may set performance objectives based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock Units to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock Units that are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock Units under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as specified in the Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again shall be available for grant under the Plan.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

14. Performance Shares.

(a) Grant of Performance Shares. Subject to the terms and conditions of the Plan, Performance Shares may be granted to Service Providers at any time as shall be determined by the Administrator, in its sole discretion. Subject to Section 7 hereof, the Administrator shall have complete discretion to determine the number of Shares subject to a Performance Share Award granted to any Service Provider.

(b) Value of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Shares that will be paid out to the Service Providers. Each Award of Performance Shares will be evidenced by an Award Agreement that will specify the performance period during which the applicable objectives must be met, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(i) General Restrictions. The Administrator may set performance objective based upon the achievement of Company-wide, departmental, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(ii) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Shares as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may set performance objectives based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Shares to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Performance Shares that are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Shares under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(d) Earning of Performance Shares. After the applicable Performance Period has ended, the holder of Performance Shares will be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Performance Share.

(e) Form and Timing of Payment of Performance Shares. Payment of earned Performance Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable performance period) or in a combination thereof.

(f) Cancellation of Performance Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Shares will be forfeited to the Company, and again will be available for grant under the Plan.

15. Leaves of Absence. Unless the Administrator provides otherwise or except as otherwise required by Applicable Laws, vesting of Awards granted hereunder shall cease commencing on the first day of any unpaid leave of absence and shall only recommence upon return to active service.

16. Transferability of Awards. Unless determined otherwise by the Administrator or as otherwise provided in the Plan, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

17. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Change in Control.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share, if any, of Common Stock covered by each such outstanding Award and the 162(m) fiscal year share issuance limits under Sections 7(a) and (b) hereof shall, shall be proportionately adjusted for any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares should the Committee (in its sole discretion) determine such an adjustment to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Such adjustment shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all outstanding Awards will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option, SAR or right to purchase Restricted Stock until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options, SARs and right to purchase Restricted Stock) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control. In the event of a merger or Change in Control, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall (i) fully vest in and have the right to exercise the Option, SAR or right to purchase Restricted Stock as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable, and (ii) fully earn and receive a payout with respect to other Awards. If an Award is not assumed or substituted for in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that (i) the Option, SAR or right to purchase Restricted Stock shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and (ii) all outstanding Options, SARs and rights to purchase Restricted Stock shall terminate upon the expiration of such period and (iii) all other outstanding Awards shall be paid out immediately prior to the merger or Change in Control. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or Change in Control, the assumed Award confers the right to purchase or receive, for each Share of Awarded Stock subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise (or payout or vesting, as applicable) of the Award, for each Share of Awarded Stock subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

18. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

19. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing (or electronic format) and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise or payout, as applicable, of an Award unless the exercise or payout, as applicable, of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise or payout, as applicable, of an Award, the Company may require the person exercising such Option, SAR or right to purchase Restricted Stock, or in the case of another Award, the person receiving the payout, to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22. Severability. Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

23. Non-U.S. Employees. Notwithstanding anything in the Plan to the contrary, with respect to any employee who is resident outside of the United States, the Administrator may, in its sole discretion, amend the terms of the Plan in order to conform such terms to the requirements of local law or to meet the objectives of the Plan. The Administrator may, where appropriate, establish one or more sub-plans for this purpose.

24. 2009 Exchange Program. Notwithstanding any other provision of the Plan to the contrary, upon approval of the Company’s shareholders, the Administrator may provide for, and the Company may implement, an Exchange Program, pursuant to which certain outstanding Options under the Plan as well as options under the 2002 Nonstatutory Stock Option Plan, the 2000 Employee Stock Option Plan and the Accent Optical Technologies, Inc. Stock Incentive Plan could, at the election of the Participant holding such Option, be tendered to the Company for cancellation in exchange for the issuance of a lesser amount of Options with a lower exercise price, provided that such Exchange Program is commenced within 2009.

NANOMETRICS INCORPORATED 1550 BUCKEYE DRIVE MILPITAS, CA 95035

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the

The Board of Directors recommends you vote

FOR the following: nominee(s) on the line below.

☐☐☐

1. Election of Directors

Nominees

01 Howard A. Bain III 02 William G. Oldham, Ph.D 03 Stephen J. Smith, Ph.D

The Board of Directors recommends you vote FOR the following proposal: For Against Abstain For Against Abstain

2 To approve a non-binding advisory resolution ☐☐☐ 5 To ratify the appointment of 0 0 0 approving Nanometrics’ executive compensation PricewaterhouseCoopers LLP as Nanometrics’ as disclosed in the accompanying proxy independent registered public accounting firm statement. for the fiscal year ending December 31, 2011.

The Board of Directors recommends you NOTE: The directors up for election are Class I vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain directors of Nanometrics and, if elected, will each serve for a term of three years or until his

3 To approve a non-binding advisory 0 0 0 0 respective successor has been duly elected and resolution with respect to the frequency qualified. of future advisory votes on Nanometrics’ executive compensation.

The Board of Directors recommends you vote FOR proposals 4 and 5. For Against Abstain

4 To approve Nanometrics’ amended 2005 Equity 0 0 0 Incentive Plan to increase the number of shares reserved for issuance under the 2005 Equity Incentive Plan by 2,000,000 shares.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

0000104101_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is/are available at www.proxyvote.com .

NANOMETRICS INCORPORATED

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2011 ANNUAL MEETING OF STOCKHOLDERS

MAY 26, 2011

The undersigned stockholder(s) of Nanometrics Incorporated, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 15, 2011, and hereby appoints Bruce C. Rhine and Ronald W. Kisling, and each of them, as Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2011 Annual Meeting of Stockholders of Nanometrics Incorporated to be held on THURSDAY, May 26, 2011 at 9:00 a.m., local time, at Nanometrics Incorporated, 1550 Buckeye Drive, Milpitas, CA 95035 and at any adjournments thereof, and to vote all shares of common stock which the undersigned is entitled to vote on the matters set forth below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘FOR’ PROPOSALS 1, 2, 4, AND 5, AND ‘1 YEAR’ WITH RESPECT TO PROPOSAL 3.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

0000104101_2 R1.0.0.11699